                       [ADVANTUS -TM- FAMILY OF FUNDS]
    PROSPECTUS DATED JANUARY 30, 1998
ADVANTUS INTERNATIONAL BALANCED FUND, INC.

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        P.O. Box 64132 - St. Paul, Minnesota 55164-0132 - 1-800-665-6005
--------------------------------------------------------------------------------

    Advantus International Balanced Fund, Inc. ("International Fund" or the "Fund") is an open-end diversified management investment company, commonly called a mutual fund. The Fund currently offers its shares in three classes:
Class A, Class B and Class C. Each class is sold pursuant to different sales arrangements and bears different expenses.
    International Fund is a mutual fund designed for investors seeking a high level of total return through a flexible policy of investing in both stocks and debt securities issued by companies, large and small, outside the United States and in debt securities of governments outside the United States. The mix of investments between these market segments will be adjusted in an attempt to capitalize on total return potential produced by changing international economic conditions. Investors should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained. Investing in securities issued by companies and governments of foreign nations involves substantial risks, including the possibility of expropriation, default in foreign government securities, higher foreign taxes, limitations on the transfer of currency, and political or social instability which may adversely affect securities of issuers in those nations. See "Risks of Investing in the Fund" for a detailed discussion of such risks. The Fund is designed for investors seeking international diversification.
    In pursuit of its investment objective, the Fund will normally maintain approximately 50% to 70% of its assets in international equities and 30% to 50% of its assets in international debt securities. With respect to international equities, the Fund will invest primarily in securities of companies in developed markets but may invest up to 20% of its assets in securities of companies in emerging or developing markets. With respect to debt securities, the Fund will also invest primarily in securities of companies or governments in developed markets but may invest up to 10% of its assets in debt securities of companies or governments in emerging or developing markets.
    SHARES OF THE FUND MAY BE SOLD THROUGH BANKS OR OTHER FINANCIAL INSTITUTIONS. THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN THE FUND'S NET ASSET VALUE.
    This Prospectus sets forth concisely the information which a prospective investor should know about the Fund before investing and it should be retained for future reference. A "Statement of Additional Information" dated January 30, 1998, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write or call the Fund at the address or telephone number shown above.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

TABLE OF
CONTENTS

PROSPECTUS SUMMARY...........................          3

FEES AND EXPENSES............................          5

FINANCIAL HIGHLIGHTS.........................          6

INVESTMENT OBJECTIVE, POLICIES AND RISKS.....          7

PORTFOLIO TURNOVER...........................         15

MANAGEMENT OF THE FUND.......................         16

PURCHASE OF FUND SHARES......................         18

SALES CHARGES................................         20

SPECIAL PURCHASE PLANS.......................         23

EXCHANGE AND TELEPHONE TRANSFER OF FUND
SHARES.......................................         23

REDEMPTION OF FUND SHARES....................         24

TELEPHONE TRANSACTIONS.......................         26

REINSTATEMENT PRIVILEGE......................         26

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS ...         26

TAXES........................................         27

INVESTMENT PERFORMANCE.......................         28

GENERAL INFORMATION..........................         29

COUNSEL AND INDEPENDENT AUDITORS.............         30

CUSTODIAN....................................         30

  No dealer, sales representative or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or in the Statement of Additional Information referred to on the cover page of this Prospectus), and if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Ascend Financial. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

--------------------------------------------
PROSPECTUS
SUMMARY

                  Advantus International Balanced Fund, Inc. ("International Fund," or the "Fund") is an open-end diversified investment company, commonly called a mutual fund. The Fund offers investors the choice between three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. The Fund is a member of a family of mutual funds known as the "Advantus Funds." The Advantus Funds consist of the Fund and nine other mutual funds, all of which share the same investment adviser. Except for Advantus Money Market Fund, Inc., all of the Advantus Funds offer more than one class of shares (the "Advantus Multiple Class Funds").

--------------------------------------------
INVESTMENT
OBJECTIVE A summary of the investment objective of the Fund, together with a brief description of the types of securities in which the Fund will invest in pursuit of its investment objective, can be found on the cover page of this Prospectus. See also "Investment Objective, Policies and Risks."

--------------------------------------------
INVESTMENT
ADVISER Advantus Capital Management, Inc. ("Advantus Capital") acts as investment adviser to the Fund and receives an annual fee equal to a stated percentage of average daily net assets of the Fund. Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company ("MIMLIC Management"). MIMLIC Management is a subsidiary of The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"). Advantus Capital has entered into an investment sub-advisory agreement with Templeton Investment Counsel, Inc., a Florida corporation with principal offices in Fort Lauderdale ("Templeton Counsel"), under which Templeton Counsel serves as investment sub-adviser to the International Fund. See "Management of the Fund."

--------------------------------------------
HOW TO PURCHASE
FUND SHARES Ascend Financial Services Inc. ("Ascend Financial"), a subsidiary of MIMLIC Management, acts as the principal underwriter (distributor) of the shares of the Fund. Shares of the Fund may be purchased from Ascend Financial, and from certain other broker-dealers, at the price per share next determined after receipt of a purchase order in proper form. The minimum initial purchase is $250. Additional investments can be made at any time for $25 or more. Shares of the Fund are sold in three classes which are subject to different sales charges. Broker-dealers and sales personnel of Ascend Financial may receive different compensation depending on which class of shares they sell.
  CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. (Purchase orders for $1,000,000 or more will be accepted for Class A shares only and are not subject to a sales charge at the time of purchase.) Class A shares are not subject to any charges when they are redeemed. The initial sales charge may be reduced or waived for certain purchases. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .30% of the Fund's average daily net assets attributable to Class A shares. See "Sales Charges--Class A Shares."
  CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. Class B shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class B shares will be paid at an annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares at net asset value approximately twenty-eight to eighty-four months after purchase, depending on the amount purchased. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but until conversion will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "Sales Charges--Class B Shares."
  CLASS C SHARES. Class C shares are sold without an initial sales charge. Class C shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class C shares will be paid at an annual rate of 1.00% of the Fund's average daily net assets attributable to Class C shares. Class C shares will automatically convert to Class A shares at net asset value approximately forty to ninety-six months after purchase, depending on the amount purchased.

Class C shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but until conversion will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "Sales Charges--Class C Shares."
  CHOOSING A CLASS. The decision as to which class of shares provides a more suitable investment for an investor may depend on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for a waiver of initial sales charges should purchase Class A shares. Other investors might consider Class B or Class C shares because all of the purchase price is invested immediately. Investors who expect to hold shares for relatively shorter periods of time may prefer Class C shares because such shares may be redeemed at any time without payment of a contingent deferred sales charge. Investors who expect to hold shares longer, however, may choose Class B shares because such shares convert to Class A shares sooner than do Class C shares and thus pay the higher Rule 12b-1 fee for a shorter period. Orders for Class B or Class C shares for $1,000,000 or more will be treated as orders for Class A shares or declined.

--------------------------------------------
HOW TO REDEEM
FUND SHARES Shareholders may redeem (sell) shares of the Fund at the per share net asset value next determined following receipt by the Fund (at the mailing address listed on the cover page) of a written redemption request. Class A and Class C shares of the Fund are redeemable at net asset value without charge. Class B shares of the Fund are also redeemable at net asset value but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. The amount of the contingent deferred sales charge, as well as the period during which it applies, varies with the amount purchased. Shares of the Fund may also be redeemed by telephone unless the shareholder has elected on the account application not to have telephone transaction privileges. See "Redemption of Fund Shares."

--------------------------------------------
INCOME AND
TAXES Net investment income is the amount of dividends and interest earned on the Fund's securities less operating expenses. It is distributed to shareholders quarterly. Capital gains may be realized on the sale of the Fund's securities. Capital gains, when available, are distributed once a year during December. See "Dividends and Capital Gains Distributions."
  As a regulated investment company, the Fund is not taxed on the net investment income and capital gains it distributes to its shareholders. For income tax purposes, shareholders must report any net investment income and capital gains distribution reported to them as income. Shareholders of the Fund receive an annual statement detailing federal tax information. See "Taxes."

--------------------------------------------
RISK
FACTORS In addition to the other information set forth in this Prospectus, prospective investors in the Fund should consider the following factors:
- Investors should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities.
- The Fund has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.
- The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.
- The Fund may invest up to 10% of its net assets in securities which are considered illiquid.
  For discussions of risks associated with specific investments and risks associated with investing in the Fund see "Investment Objective, Policies and Risks."

--------------------------------------------------------------------------------
FEES AND
EXPENSES

             The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

                                                                         CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES

MAXIMUM SALES LOAD IMPOSED ON PURCHASES
(AS A PERCENTAGE OF OFFER PRICE)                                          5.00%       0.00%     0.00%
------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD
(AS A PERCENTAGE OF REDEMPTION PROCEEDS)                                  0.00%       5.00%     0.00%
------------------------------------------------------------------------------------------------------
SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                                   0           0         0
------------------------------------------------------------------------------------------------------
REDEMPTION FEES+                                                             0           0         0
------------------------------------------------------------------------------------------------------
EXCHANGE FEES
  - ON FIRST FOUR EXCHANGES EACH YEAR                                        0           0         0
  - ON EACH ADDITIONAL EXCHANGE                                          $7.50       $7.50     $7.50
  +REDEMPTION PROCEEDS SENT BY WIRE ARE SUBJECT TO A WIRE CHARGE OF $5.00, WHICH WILL BE ADDED TO THE
   AMOUNT REDEEMED.
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
INVESTMENT ADVISORY FEES                                                  0.90%       0.90%     0.90%
------------------------------------------------------------------------------------------------------
RULE 12b-1 FEES (AFTER EXPENSES WAIVED)*                                  0.20%**     1.00%     1.00%
------------------------------------------------------------------------------------------------------
OTHER EXPENSES (AFTER EXPENSES WAIVED)***                                 0.46%       0.43%     0.47%
                                                                        ---------   --------   -------
TOTAL FUND OPERATING EXPENSES (AFTER EXPENSES WAIVED)***                  1.56%       2.33%     2.37%
                                                                        ---------   --------   -------

     *A LONG-TERM SHAREHOLDER MAY PAY DISTRIBUTION FEES, WHICH ARE CONSIDERED TO BE ASSET-BASED SALES CHARGES, WHICH EXCEED THE ECONOMIC EQUIVALENT OF THE MAXIMUM SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
    **THE FUND HAS ADOPTED A PLAN OF DISTRIBUTION, PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940, WHICH PROVIDES FOR THE PAYMENT TO ASCEND FINANCIAL OF A DISTRIBUTION FEE EQUAL TO AN ANNUAL RATE OF .30% OF AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO CLASS A SHARES OF THE FUND. ASCEND FINANCIAL IS CURRENTLY WAIVING THAT PORTION OF DISTRIBUTION FEE WHICH EXCEEDS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO CLASS A SHARES, .20%. IT IS ASCEND FINANCIAL'S PRESENT INTENTION TO WAIVE DISTRIBUTION FEES AT SUCH LEVEL DURING THE CURRENT FISCAL YEAR (ENDING SEPTEMBER 30), BUT IT RESERVES THE RIGHT TO CEASE SUCH WAIVER, IN WHOLE OR IN PART, AT ANY TIME.
   ***THE FUND'S INVESTMENT ADVISER AND ASCEND FINANCIAL VOLUNTARILY ABSORBED OR WAIVED CERTAIN EXPENSES OF THE FUND FOR THE YEAR ENDED SEPTEMBER 30, 1997. IF THE FUND HAD BEEN CHARGED FOR THESE EXPENSES, THE RATIO OF TOTAL FUND OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.75% FOR CLASS A SHARES, 2.47% FOR CLASS B SHARES AND 2.45% FOR CLASS C SHARES.

---------------------------------------------------------------
SHAREHOLDER EXPENSE
EXAMPLE An investor would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

  YEAR
REDEEMED   CLASS A   CLASS B   CLASS C
--------------------------------------

    1       $ 65      $ 74      $ 24

    3         97       108        73

    5        131       140       125

   10        226       238*      247**

  An investor would pay the following expenses on the same investment in Class B shares, assuming no redemption:

  YEAR
REDEEMED             CLASS B
--------------------------------------
    1                 $ 24

    3                   73

    5                  125

   10                  238*

    *REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES (WHICH PAY LOWER ONGOING EXPENSES) APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
   **REFLECTS CONVERSION OF CLASS C SHARES TO CLASS A SHARES (WHICH PAY LOWER ONGOING EXPENSES) APPROXIMATELY EIGHT YEARS AFTER PURCHASE.

  THE EXAMPLES CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

FINANCIAL      The following financial highlights table shows certain per share data and selected important
HIGHLIGHTS     financial information for evaluating the Fund's results. This information has been audited by KPMG
----------     Peat Marwick LLP, independent auditors, and should be read in conjunction with the audited financial statements contained in the Fund's Annual Report to Shareholders.

                                                                                    CLASS B
                                                      CLASS A                      FINANCIAL                 CLASS C
                                               FINANCIAL HIGHLIGHTS               HIGHLIGHTS          FINANCIAL HIGHLIGHTS
                                     -----------------------------------------   -------------   -------------------------------
                                                                  PERIOD FROM     PERIOD FROM                       PERIOD FROM
                                                                 SEPTEMBER 16,    JANUARY 31,                        MARCH 1,
                                            YEAR ENDED            1994(B) TO      1997(B) TO       YEAR ENDED       1995(B) TO
                                           SEPTEMBER 30,         SEPTEMBER 30,   SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                      1997     1996    1995(A)       1994            1997         1997     1996        1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                               $ 11.42  $ 10.79  $10.34       $ 10.54         $11.95       $11.40   $10.77      $ 9.95
                                     -------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME                    .30      .25     .20           .01            .16         .26      .15          .11
NET GAINS OR LOSSES ON SECURITIES
(BOTH REALIZED AND UNREALIZED)          2.25      .87     .56          (.21)          1.30        2.16      .89          .91
                                     -------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS        2.55     1.12     .76          (.20)          1.46        2.42     1.04         1.02
                                     -------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
DIVIDENDS FROM NET INVESTMENT
INCOME                                  (.40)    (.28)   (.19 )          --           (.18)       (.30 )   (.20 )       (.13)
DISTRIBUTIONS FROM CAPITAL GAINS        (.28)    (.21)   (.12 )          --             --        (.28 )   (.21 )       (.07)
                                     -------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                     (.68)    (.49)   (.31 )          --           (.18)       (.58 )   (.41 )       (.20)
                                     -------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $ 13.29  $ 11.42  $10.79       $ 10.34         $13.23       $13.24   $11.40      $10.77
                                     -------  -------  -------   -------------      ------       ------   ------      ------
TOTAL RETURN (c)                        23.1%    10.7%    7.4%         (1.9)%         12.3%       22.0%     9.9%        10.3%
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (IN
THOUSANDS)                           $54,090  $40,381  $30,949      $15,430         $2,287       $4,025   $1,811        $330
--------------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE DAILY
NET ASSETS (d)                          1.51%    1.85%   2.08%          .47%(e)       2.33%(f)    2.37%    2.61%        2.93%(f)
--------------------------------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
AVERAGE DAILY NET ASSETS (d)            2.54%    2.39%   2.22%          .14%(e)       2.64%(f)    2.50%    1.15%        1.39%(f)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE (EXCLUDING
SHORT-TERM SECURITIES)                  73.4%    56.1%   52.0%         12.1%          73.4%       73.4%    56.1%        52.0%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSION RATE ON COMMON
STOCK TRANSACTIONS (g)               $ .0110  $ .0189     N/A           N/A         $.0110       $.0110   $.0189         N/A

   (A) EFFECTIVE MARCH 1, 1995, THE FUND ENTERED INTO A NEW       HAVE BEEN 2.47% AND THE RATIO OF NET INVESTMENT INCOME OF
INVESTMENT ADVISORY AGREEMENT WITH ADVANTUS CAPITAL               AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.50% FOR THE
MANAGEMENT, INC. PRIOR TO MARCH 1, 1995, THE FUND HAD AN          PERIOD ENDED SEPTEMBER 30, 1997. IF CLASS C SHARES HAD BEEN
INVESTMENT ADVISORY AGREEMENT WITH MIMLIC ASSET MANAGEMENT        CHARGED FOR THESE EXPENSES, THE RATIO OF EXPENSES TO AVERAGE
COMPANY.                                                          DAILY NET ASSETS WOULD HAVE BEEN 2.45%, 2.61% AND 3.00%,
   (B) COMMENCEMENT OF OPERATIONS.                                RESPECTIVELY, AND THE RATIO OF NET INVESTMENT INCOME TO
   (C) TOTAL RETURN FIGURES ARE BASED ON A SHARE OUTSTANDING      AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.41%, 1.15% AND
THROUGHOUT THE PERIOD AND ASSUMES REINVESTMENT OF                 1.32%, RESPECTIVELY FOR THE YEAR ENDED SEPTEMBER 30, 1997,
DISTRIBUTIONS AT NET ASSET VALUE. TOTAL RETURN FIGURES DO         1996 AND THE PERIOD ENDED SEPTEMBER 30, 1995.
NOT REFLECT THE IMPACT OF FRONT-END SALES CHARGES. FOR            (E) RATIOS PRESENTED FOR THE PERIODS FROM SEPTEMBER 16, 1994
PERIODS LESS THAN ONE YEAR, TOTAL RETURN PRESENTED HAS NOT        TO SEPTEMBER 30, 1994 ARE NOT ANNUALIZED AS THEY ARE NOT
BEEN ANNUALIZED.                                                  INDICATIVE OF ANTICIPATED RESULTS.
   (D) THE FUND'S DISTRIBUTOR AND ADVISER VOLUNTARILY WAIVED      (F) ADJUSTED TO AN ANNUAL BASIS.
OR ABSORBED $114,735, $53,123, $56,482 AND $4,034 IN              (G) BEGINNING IN FISCAL 1996, THE FUND IS REQUIRED TO
EXPENSES FOR THE YEARS ENDED SEPTEMBER 30, 1997, 1996 AND         DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE. THE RATE IS
1995 AND THE PERIOD ENDED SEPTEMBER 30, 1994, RESPECTIVELY.       CALCULATED BY DIVIDING TOTAL BROKERAGE COMMISSIONS PAID ON
IF CLASS A SHARES HAD BEEN CHARGED FOR THESE EXPENSES, THE        PURCHASES AND SALES OF COMMON STOCKS BY THE TOTAL NUMBER OF
RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE          RELATED SHARES PURCHASED AND SOLD. THE COMPARABILITY OF THIS
BEEN 1.75%, 2.00%, 2.30% AND .49%, RESPECTIVELY, AND THE          INFORMATION MAY BE EFFECTED BY THE FACT THAT COMMISSION
RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS        RATES PER SHARE VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.
WOULD HAVE BEEN 2.30%, 2.24%, 2.00% AND .12%, RESPECTIVELY.
IF CLASS B SHARES HAD BEEN CHARGED FOR THESE EXPENSES THE
RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD

--------------------------------------------
INVESTMENT
OBJECTIVE,
POLICIES AND RISKS

                           Advantus Inter-
                           national Balanced Fund, Inc. is a mutual fund
designed for investors seeking a high level of total return through a flexible policy of investing in both stocks and debt securities issued by companies, large and small, outside the United States and in debt securities of governments outside the United States. The mix of investments between these market segments will be adjusted in an attempt to capitalize on total return potential produced by changing international economic conditions. This investment objective may not be changed without the approval of a majority of the outstanding shares of the Fund. The Fund's other investment policies, except "fundamental" investment restrictions (see below), may be changed at any time without shareholder approval, although shareholders will be notified of those changes. Investors should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained. The Fund is designed for investors seeking international diversification.
  In pursuit of its investment objective, the Fund will normally maintain approximately 50% to 70% of its assets in international equities and 30% to 50% of its assets in international debt securities. With respect to international equities, the Fund will invest primarily in securities of companies in developed markets but may invest up to 20% of its assets in securities of companies in emerging or developing markets. With respect to debt securities, the Fund will also invest primarily in securities of companies or governments in developed markets but may invest up to 10% of its assets in debt securities of companies or governments in emerging or developing markets. Except during temporary defensive periods, the Fund will maintain at least 25% of the value of its assets in fixed income senior securities (with regard to senior convertible securities, only that portion of their value attributable to their fixed income characteristics will be considered in calculating this 25%).

--------------------------------------------
INVESTMENT
POLICIES There is no limitation on the percentage of the Fund's assets that may be invested in any one country, although it is not expected that the Fund will invest 25% or more of its net assets in securities of a single country. In addition, it is the Fund's policy to maintain investments in at least three countries outside the United States under normal circumstances. "Equity securities," as used in this Prospectus, refers to common stock, preferred stock, warrants or rights to subscribe to or purchase such securities and sponsored or unsponsored American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs").
  An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.
  The Fund considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan and Switzerland. In addition, as used in this Prospectus, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country. The Fund will at all times, except during temporary defensive periods, maintain investments in at least three countries having developing markets.
  The Fund has a flexible investment policy. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.
  The Fund is authorized to invest in debt securities (including debt securities convertible into common stock) that are rated BBB or higher by Standard & Poor's Corporation ("S&P") and Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are of equivalent investment quality as determined by Templeton Counsel. As an operating policy, the Fund will not invest more than 5% of its assets in debt securities rated BBB by S&P or Baa by Moody's. (See also, "Debt Securities and Down-Graded Instruments" in the Statement of Additional Information.)
  Whenever, in the judgment of Templeton Counsel, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limit in U.S. Government securities, bank time deposits in the currency of any major nation and commercial paper meeting the quality ratings set forth herein and purchase from banks or broker-dealers Canadian or U.S. Government securities with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.
  The Fund may invest for temporary defensive purposes in commercial paper of U.S. issuers which, at the date of investment, must be rated A-1 by S&P or Prime-1 by Moody's or, if not rated, be issued by a company which at the date of investment has an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's.
  The Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

CLOSED-END INVESTMENT COMPANIES

  Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the International Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the International Fund to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the International Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the International Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

ILLIQUID SECURITIES AND RULE 144A PAPER

  The Fund is permitted to invest up to 10% of its net assets in illiquid investments. See "Investment Restrictions," below. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment.

"Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act.
  The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Fund may invest without limitation in these forms of restricted securities if such securities are deemed by Templeton Counsel to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, Templeton Counsel must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

FUTURES CONTRACTS
  FINANCIAL FUTURES. The Fund may purchase and sell financial futures contracts. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. Currently, futures contracts are available on several types of fixed-income securities including: U.S. Treasury bonds, notes and bills; commercial paper; and certificates of deposit.
  Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.
  INDEX FUTURES. The Fund may buy and sell index futures contracts with respect to any non-U.S. stock or bond index. The Fund may invest in index futures contracts for hedging purposes only and not for speculation. The Fund may engage in such transactions only to the extent that the total contract value of the futures contracts do not exceed 5% of the Fund's total assets at the time when such contracts are entered into. Successful use of stock or bond index futures is subject to the ability of Templeton Counsel to predict correctly movements in the direction of the stock or bond markets. No assurance can be given that Templeton Counsel's judgment in this respect will be correct.
  An index futures contract is a contract to buy or sell units of a stock or bond index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock or bond index. During or in anticipation of a period of market appreciation, the Fund may enter into a "long hedge" of a security which it proposes to add to its portfolio by purchasing an index future for the purpose of reducing the effective purchase price of such security. To the extent that the securities which the Fund proposes to purchase increase in value in correlation with the index contracts, the purchase of futures contracts on that index would result in gains to the Fund which could be offset against rising prices of such security. During or in anticipation of a period of market decline, the Fund may "hedge" securities in its portfolio by selling stock or bond index futures for the purpose of limiting the exposure of its portfolio to such decline. To the extent that a portfolio of securities decreases in value in relation with a given index, the sale of futures contracts on that index could substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.
  A purchase or sale of a futures contract may result in losses in excess of the amount invested. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
  Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
  There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position, and it would remain obligated to meet margin requirements until the position is closed. The Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
  Use of stock and bond index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the index futures on the one hand and movements in the prices of the securities being hedged or of the underlying index on the other. Successful use of stock and bond index futures by the Fund for hedging purposes also depends upon Templeton Counsel's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.
  When entering into futures contracts, the Fund will deposit and maintain in a segregated account with its custodian liquid assets, such as cash or cash equivalents and high-grade debt obligations, in an amount equal to its purchase commitment under the contracts.

FOREIGN CURRENCY HEDGING TRANSACTIONS
  FORWARD EXCHANGE CONTRACTS. The Fund has authority to deal in forward foreign currency exchange contracts between currencies of the different countries in which the Fund will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward contracts are individually negotiated and privately traded by currency traders and their customers. The Fund's dealings in forward foreign exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund arising from the purchase and sale of portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign exchange contracts with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not engage in naked forward foreign exchange contracts.
  In addition, when Templeton Counsel believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's securities denominated in such foreign currency. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
  It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.
  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
  CURRENCY FUTURES CONTRACTS. The Fund may also enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on Templeton Counsel's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

WARRANTS

  The Fund may invest in warrants; however, not more than 5% of its net assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of the Fund assets at the time of purchase may be invested in warrants that are not exchange listed. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.
  Warrants with cash extractions are also permitted, subject to the limitations above, and may be used as investment alternatives to equity shares (the cash portion, however, will not be considered an equity for purposes of the Fund's policy of maintaining 50% to 70% of its assets in international equities). A warrant with a cash extraction consists of one warrant and cash with a current value that closely approximates the current value of an equivalent number of shares that would be delivered if the warrant were exercised. These investment instruments may (1) provide attractive cash yields and (2) minimize capital loss risk. Alternatively, perfect replication of underlying share price movements may be hindered by warrant premiums which occur because shorter-term investors value the leveraging power of naked warrants. Given these circumstances, capital gains potential of warrants with cash extractions may be less than that of underlying shares.

LOANS OF PORTFOLIO SECURITIES

  For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 20% of its total assets. Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash, letters of credit or securities issued or guaranteed by the United States Government, its agencies or instrumentalities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Fund does not expect to pay commissions or other front-end fees (including finder's fees) in connection with loans of portfolio securities (but may in some cases do so), a portion of the additional income realized will be shared with the Fund's custodian for arranging and administering such loans. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Fund's investment adviser to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Fund's investment adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by the Fund's investment adviser throughout the term of each loan. Although permitted, the Fund has not employed this investment practice in the past and has no current intention of employing such practice in the foreseeable future.

WHEN-ISSUED SECURITIES

  New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery. Such transactions involve the potential risk of loss to the Fund because interest rate changes in the marketplace prior to delivery of the security may adversely affect the value of the security to be delivered. Such trading practices are separate and distinct from the underlying securities and involve different investment goals, such as hedging against anticipated changes in interest rates and prices, as compared to those of investing in the underlying securities. No more than 20% of the value of the Fund's total portfolio will be committed to such transactions. The Fund will maintain in a segregated account with its custodian an amount of cash or high quality liquid debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Fund has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Fund enters into repurchase agreements is monitored by the Fund's investment adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. The Fund's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.

INVESTMENT RESTRICTIONS

  International Fund has certain investment restrictions, set forth in their entirety in the Statement of Additional Information, some of which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. The Fund will not: (i) purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry; (ii) borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets; (iii) invest in securities of other investment companies with an aggregate value in excess of 10% of the Fund's total assets (this restriction is not fundamental); or (iv) invest more than a total of 10% of the Fund's net assets in securities which are illiquid, or more than 5% of its net assets in securities of businesses (including predecessors) less than three years old (this restriction is not fundamental).

--------------------------------------------
RISKS OF INVESTING
IN THE FUND Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions, market factors and currency exchange rates. Additionally, investment decisions made by Templeton Counsel will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.
  The Fund has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Also, some countries may withhold portions of interest, dividends and gains at the source. There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories. The Fund may invest in Eastern European countries, which involves special risks that are described herein.
  Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.
  Certain of the recent political and economic developments in Eastern Europe, including the introduction of aspects of a market economy in certain Eastern European countries, are related to developments in what was formerly known as the Soviet Union. Trends in Eastern Europe that may be considered favorable for achievement of the Fund's investment objectives may be adversely affected by political or social developments in the former Soviet Union. So long as the centralist political powers continue to exercise a significant or, in some countries, dominant role in Eastern European countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.
  Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.
  Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.
  The Fund may also invest in companies domiciled in Russia. Such investments are subject to all the risks described above in connection with Eastern Europe and developing countries generally. Russia is experiencing dramatic political and social change which makes it difficult to assess the probability of success in its attempts to move toward a more market-oriented economy. In addition, Russia's economic reform programs have themselves caused major disruptions and dislocations in various sectors of the economy. The Russian securities markets are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States. The securities of Russian companies are mostly traded over-the-counter, and without an organized public market. Established secondary markets may also not exist for many securities, which may have an adverse effect on market price and the Fund's ability to value or dispose of securities. Settlement, clearing and registration of securities transactions in Russia are also underdeveloped and poorly regulated and are, therefore, subject to significant risks not normally associated with investments in the United States or other more developed markets. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, applicable to the Fund's activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in developed market economies. Currency devaluations may also occur without warning. See the Statement of Additional Information for further discussion of the risks associated with investing in Russia.
  The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. Although the Fund's adviser places the Fund's investments only in foreign nations which it considers as having relatively stable and friendly governments, there is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in those nations.
  The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the Fund's flexible policy, the Fund's adviser endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the Fund's investments.
  The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.
  The Board of Directors consider at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Directors also consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith or gross negligence on the part of Templeton Counsel, any losses resulting from the holding of the Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Directors' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.
  ADRs and EDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored ADRs and EDRs may not entitle the Fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs or EDRs. ADRs and EDRs also involve the risks of other investments in foreign securities, as discussed above.
  The Fund is authorized to invest in debt securities that are rated as low as BBB by S&P and Baa by Moody's or, if unrated, are of equivalent investment quality as determined by Templeton Counsel. As an operating policy, which may be changed by the Board of Directors without shareholder approval, the Fund will not invest more than 5% of its total assets in debt securities rated BBB by S&P or Baa by Moody's or, if unrated, are of equivalent investment quality as determined by Templeton Counsel. To the extent the Fund invests in securities rated BBB by S&P or Baa by Moody's, it will be investing in securities which may involve risks and which in fact have speculative elements not associated with higher-rated securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the International Fund's net asset value. (See "Debt Securities and Down-Graded Instruments" and Appendix A in the Statement of Additional Information for further discussion of debt securities and a description of the ratings used by S&P and Moody's, respectively.)
  There are further risk factors, including possible losses through the use of futures contracts, described elsewhere in the Prospectus and in the Statement of Additional Information.

--------------------------------------------
PORTFOLIO
TURNOVER

                Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.
  International Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. The Fund does not emphasize short-term trading profits and usually expects to have an annual turnover rate not exceeding 25% with respect to the equity portion of its portfolio and 100% with respect to the debt portion of its portfolio.
  See "Financial Highlights" above, and the Statement of Additional Information for more information about the Fund's portfolio turnover rates and policies.
--------------------------------------------
MANAGEMENT
OF THE FUND

                    Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith, in a manner reasonably believed to be in the best interests of the Fund, and with the care an ordinarily prudent person in like position would exercise in similar circumstances. However, this management may be delegated.

--------------------------------------------
INVESTMENT
ADVISER The Fund's investment adviser is Advantus Capital. Advantus Capital commenced its business in June 1994, and provides investment advisory services to each of the other Advantus Funds, two other mutual funds (MIMLIC Cash Fund, Inc. and Advantus Series Fund, Inc.) and various private accounts. Advantus Capital is a wholly-owned subsidiary of MIMLIC Management. MIMLIC Management commenced its current business in January, 1984, and provides investment advisory services to various private accounts. The personnel of Advantus Capital and MIMLIC Management have also had experience in managing investments for The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") and its separate accounts. MIMLIC Management is a subsidiary of Minnesota Mutual, which was organized in 1880 and which has assets of more than $13 billion. The address of the Fund, Advantus Capital, MIMLIC Management, Ascend Financial and Minnesota Mutual is 400 Robert Street North, St. Paul, Minnesota 55101.
  Advantus Capital reviews the Fund's investments and provides executive and other personnel for the management of the Fund. The Fund's Board of Directors supervises the affairs of the Fund as conducted by Advantus Capital and Templeton Counsel.
  The Fund pays Advantus Capital an advisory fee equal on an annual basis to a percentage of the Fund's average daily net assets as set forth in the following table:

                                     ADVISORY FEE AS
                                      PERCENTAGE OF
                                         AVERAGE
ASSETS                               DAILY NET ASSETS
-----------------------------------------------------
ON THE FIRST $25 MILLION IN ASSETS          .95%
ON THE NEXT $25 MILLION IN ASSETS           .80
ON THE NEXT $50 MILLION IN ASSETS           .75
ON ALL ASSETS IN EXCESS OF $100
 MILLION                                    .65

  From its advisory fee, Advantus Capital pays Templeton Counsel a fee equal to .70% on the first $25 million of average daily net assets, .55% on the next $25 million, .50% on the next $50 million, and .40% on all average daily net assets in excess of $100 million.
  For this fee, Advantus Capital acts as investment adviser and manager for the Fund and pays the Fund's investment sub-adviser, transfer agent, dividend disbursing agent and redemption agent expenses. The Fund has engaged Minnesota Mutual to act as its transfer agent, dividend disbursing agent and redemption agent. While the advisory fees paid by the Fund are higher than those paid by most mutual funds, they are partially offset by Advantus Capital's payment of certain expenses, such as the transfer agent, dividend disbursing agent and redemption agent expenses, which expenses are not customarily paid for by a mutual fund's investment adviser. In addition, separate from the investment advisory agreement, the Fund has entered into an agreement with Minnesota Mutual under which Minnesota Mutual provides accounting, legal and other administrative services to the Fund in exchange for a fixed monthly fee which is reviewed annually by the Fund's Board of Directors. During the fiscal year ended September 30, 1997, the Fund paid Minnesota Mutual $34,000 for such services.
  Under the Advisory Agreement with Advantus Capital, Advantus Capital furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund, and pays the salaries and fees of all officers and directors of the Fund who are affiliated with Advantus Capital. Ascend Financial, the underwriter of the Fund's shares, bears all promotional expenses in connection with the distribution of the Fund's shares, including paying for prospectuses and statements of additional information for new shareholders, shareholder reports for new shareholders and the costs of sales literature. The Fund pays all other expenses not so expressly assumed.
  For the year ended September 30, 1997, the expenses paid by the Fund (after the voluntary absorption of certain expenses by the Fund's investment adviser and the voluntary waiver of certain Class A Rule 12b-1 fees by Ascend Financial) as a percentage of average daily net assets attributable to Class A, Class B and Class C shares, were 1.51%, 2.33% and 2.37%, respectively. If Class A had been charged for the Rule 12b-1 fees voluntarily waived its annual operating expenses, as a percentage of average net assets, would have been 1.75%. Advantus Capital and Ascend Financial reserve the option to reduce further the level of expenses which each will voluntarily absorb or waive for the Fund.

--------------------------------------------
SUB-
ADVISER Templeton Investment Counsel, Inc. (hereinafter "Templeton Counsel"), a Florida corporation with principal offices at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Fund, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is an indirect, wholly-owned subsidiary of Templeton Worldwide, Inc., which in turn is a wholly-owned subsidiary of Franklin Resources, Inc.
  The names and titles of the portfolio managers employed by Templeton Counsel who are primarily responsible for the day-to-day management of the Fund's portfolio, the length of time employed in that position, and their other business experience during the past five years are set forth below:

           PORTFOLIO MANAGERS             PRIMARY PORTFOLIO             BUSINESS EXPERIENCE DURING
               AND TITLE                    MANAGER SINCE                    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
                                            JUNE 2, 1997    SENIOR VICE PRESIDENT, PORTFOLIO
GARY R. CLEMONS                                             MANAGEMENT/RESEARCH, TEMPLETON INVESTMENT COUNSEL,
(INTERNATIONAL EQUITIES) SENIOR VICE                        INC., SINCE 1993; PORTFOLIO MANAGER/RESEARCH
PRESIDENT, TEMPLETON INVESTMENT COUNSEL,                    ANALYST, TEMPLETON QUANTITATIVE ADVISERS, FROM
INC.                                                        1990 TO 1993.
AND
NEIL S. DEVLIN (INTERNATIONAL DEBT          MARCH 1, 1995   CHIEF INVESTMENT OFFICER AND EXECUTIVE VICE
SECURITIES) CHIEF INVESTMENT OFFICER AND                    PRESIDENT, TEMPLETON GLOBAL BOND MANAGERS,
EXECUTIVE VICE PRESIDENT, TEMPLETON                         TEMPLETON INVESTMENT COUNSEL, INC.
GLOBAL BOND MANAGERS, TEMPLETON
INVESTMENT COUNSEL, INC.

--------------------------------------------
THE UNDERWRITER AND
PLAN DISTRIBUTION The Fund has entered into a Distribution Agreement with Ascend Financial pursuant to which Ascend Financial acts as the underwriter of the Fund's shares. In addition, the Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Fund, pursuant to its Plans of Distribution, pays fees to Ascend Financial equal, on an annual basis, to a percentage of the Fund's average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively, as set forth in the following table:

            RULE 12B-1 FEE AS PERCENTAGE
     OF AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO
CLASS A SHARES     CLASS B SHARES      CLASS C SHARES
-----------------------------------------------------
     .30%                1.00%               1.00%

  Such fees are used for distribution related services for all three classes and for servicing of shareholder accounts in connection with Class B and Class C shares. Ascend Financial may spend more or less for the distribution and promotion of the Fund's shares than it receives as Rule 12b-1 fees pursuant to the Plans.
  All of the Rule 12b-1 fee payable by the Fund and attributable to Class A shares of the Fund, and a portion of the fee payable with respect Class B and Class C shares equal to .75% of the average daily net assets attributable to such Class B and Class C shares, respectively, constitute distribution fees designed to compensate Ascend Financial for advertising, marketing and distributing the Class A, Class B and Class C shares of the Fund. The distribution fees may be used by Ascend Financial for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Fund. For example, such distribution fee may be used by Ascend Financial: (a) to compensate (in addition to the sales load) broker-dealers, including Ascend Financial and its registered representatives, banks, and other financial institutions for their sale of Fund shares; and (b) to pay other advertising and promotional expenses in connection with the distribution of the Fund's shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by Ascend Financial and any affiliate thereof; and compensation paid to and expenses incurred by officers, employees or representatives of Ascend Financial or of other broker-dealers, banks, or financial institutions.
  A portion of the Rule 12b-1 fee payable with respect to Class B and Class C shares of the Fund, equal to .25% of the average daily net assets attributable to such Class B and Class C shares, respectively, constitutes a shareholder servicing fee designed to compensate Ascend Financial for the provision of certain services to the holders of Class B and Class C shares. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Ascend Financial may also use the shareholder servicing portion of the Rule 12b-1 fee to make payments to qualifying broker-dealers and financial institutions that provide such shareholder services.
  Ascend Financial may also provide compensation to certain institutions such as banks ("Service Organizations") which have purchased shares of the Fund for the accounts of their clients, or which have made the Fund's shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws, among other things, prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, Ascend Financial, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing servicing of such shareholders would be sought. In such event changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

--------------------------------------------
PURCHASE OF
FUND SHARES

                    The Fund's shares may be purchased at the public offering price from Ascend Financial (the underwriter of the Fund's shares), and from certain other broker-dealers. Ascend Financial reserves the right to reject any purchase order.
  Certificates representing shares purchased are not currently issued. However, shareholders will receive written confirmation of their purchases. Shareholders will have the same rights of ownership with respect to such shares as if certificates had been issued.
  ALTERNATIVE PURCHASE ARRANGEMENTS. The Fund offers investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. For a detailed discussion of these alternative purchase arrangements see "Sales Charges" below, or for a summary of these alternative purchase arrangements see "Prospectus Summary."
  The decision as to which class of shares provides a more suitable investment for an investor may depend on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for a waiver of initial sales charges should purchase Class A shares. Other investors should consider Class B or Class C shares because all of the purchase price is invested immediately. Investors who expect to hold shares for relatively shorter periods of time may prefer Class C shares because such shares may be redeemed at any time without payment of a contingent deferred sales charge. Investors who expect to hold shares longer, however, may choose Class B shares because such shares convert to Class A shares sooner than do Class C shares and thus pay the higher Rule 12b-1 fee for a shorter period.

  Purchase orders for $1,000,000 or more will be accepted for Class A shares only and are not subject to a sales charge at the time of purchase. Orders for Class B or Class C shares for $1,000,000 or more will be treated as orders for Class A shares or declined.
  PURCHASE BY CHECK. New investors may purchase shares of the Fund by completing an account application and sending it, together with a check payable to the Fund directly to Advantus Funds, P.O. Box 64132, St. Paul, Minnesota 55164-0132. Additional purchases may be made at any time by mailing a check, payable to the Fund, to the same address. Checks for additional purchases should be identified with the appropriate account number. Purchase orders may also be submitted through Ascend Financial or other broker-dealers authorized to sell shares of the Fund.
  PURCHASE BY WIRE. Shares may also be purchased by Federal Reserve or bank wire. This method will result in a more rapid investment in shares of the Fund. Before wiring any funds, contact the Fund at (800) 665-6005 for instructions. Promptly after making an initial purchase by wire, an investor should complete an account application and mail it to Advantus Funds, P.O. Box 64132, St. Paul, Minnesota 55164-0132.
  Subsequent purchases may be made in the same manner. Wire purchases normally take two or more hours to complete, and to be accepted the same day must be received by 3:00 p.m. (Central Time). Banks may charge a fee for transmitting funds by wire.
  TIMING OF PURCHASE ORDERS. An order in proper form for the purchase of shares of the Fund received by the Fund prior to the close of the New York Stock Exchange ("NYSE"), which is generally 3:00 p.m. Central Time, will be effected at the price next determined on the date received. Orders received after the close of the NYSE will be effected at the price next determined on the next business day.
  MINIMUM INVESTMENTS. A minimum initial investment of $250 is required, and the minimum subsequent investment is $25.
  PUBLIC OFFERING PRICE. The public offering price of the Fund will be the net asset value per share of the Fund next determined after an order is received and becomes effective, plus the applicable sales charge, if any. The net asset value per share of each class is determined by dividing the value of the securities, cash and other assets (including dividends accrued but not collected) of the Fund attributable to such class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to such class, by the total number of shares of such class outstanding.
  The net asset value of the shares of the Fund is determined as of the primary closing time for business on the New York Stock Exchange (as of the date of this Prospectus the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of Fund shares, (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).
  Portfolio securities, including put and call options, which are traded over-the-counter and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Board of Directors. Other assets also are valued at fair value as determined in good faith by the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market.

--------------------------------------------
SALES
CHARGES

              The sales charges applicable to purchases of the Fund's shares, and also the Rule 12b-1 fees paid by the Fund which are attributable to such shares, will vary depending on the class of shares purchased, as described below. An investor should carefully consider which sales charge alternative is most beneficial in the investor's circumstances.

--------------------------------------------
CLASS A
SHARES The public offering price of Class A shares of the Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. Ascend Financial receives all applicable sales charges. The Fund receives the net asset value. The current sales charges are:

                                            SALES CHARGE AS A            AMOUNT PAID TO
                                             PERCENTAGE OF:             BROKER-DEALERS AS
                                                         NET             A PERCENTAGE OF
                                          OFFERING      AMOUNT           OFFERING PRICE:
VALUE OF TOTAL INVESTMENT                  PRICE       INVESTED     STANDARD     AFFILIATED*
---------------------------------------------------------------------------------------------
LESS THAN $50,000                            5.0%        5.26%        4.50%             5.0%
$50,000 BUT LESS THAN $100,000               4.5         4.71         4.05              4.5
$100,000 BUT LESS THAN $250,000              3.5         3.63         3.15              3.5
$250,000 BUT LESS THAN $500,000              2.5         2.56         2.25              2.5
$500,000 BUT LESS THAN $1,000,000            1.5         1.52         1.35              1.5
$1,000,000 AND OVER                            0            0           .9**             .9**

    *AN AFFILIATED BROKER-DEALER IS ONE OWNED BY A GENERAL AGENT OF MINNESOTA MUTUAL.
   **THESE PAYMENTS ARE PAID BY ASCEND FINANCIAL OR ONE OF ITS AFFILIATES, AT ITS OWN EXPENSE, AND NOT BY THE FUND OR ITS SHAREHOLDERS.

  Note that the sales charge depends on the total value of an investment (net asset value of shares currently owned plus the cost of any new investment) in the Fund, and not on the amount of a single investment. For example, if an investor already owns shares with a net asset value of $40,000 and decides to invest in additional shares having a public offering price of $10,000, the investor will pay a sales charge equal to 4.5% of the entire additional $10,000 investment, since the total value of the investment is now $50,000.
  RULE 12B-1 FEES. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .30% of average daily net assets of the Fund attributable to Class A shares. For additional information about this fee, see "Management of the Fund--The Underwriter and Plans of Distribution," above.
  WAIVER OF SALES CHARGES FOR CLASS A SHARES. Officers, directors, full-time and part-time employees, sales representatives, and retirees of the Fund, Advantus Capital, MIMLIC Management, Templeton Counsel, Ascend Financial, Minnesota Mutual or any of Minnesota Mutual's other affiliated companies, any trust, pension or benefit plan for such persons, the spouses, siblings, direct ancestors or direct descendants of such persons, Minnesota Mutual and its affiliates themselves, advisory clients of Advantus Capital or MIMLIC Management, employees of sales representatives employed in offices maintained by such sales representatives, certain accounts as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with Ascend Financial, and certain accounts sold by registered investment advisers who charge clients a fee for their services are allowed to buy Class A shares of the Fund without paying the FESC.

--------------------------------------------
CLASS B
SHARES Class B shares of the Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a contingent deferred sales charge ("CDSC") of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "Redemption of Fund Shares." Class B shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The amount of the CDSC will depend on the number of years since the purchase was made, the amount of shares originally purchased and the dollar amount being redeemed. The amount of the applicable CDSC and the holding period prior to conversion are determined in accordance with the following table:

                                                                                    SHARES CONVERT
                                                                                          TO
                                                                                    CLASS A IN THE
                                                  CDSC APPLICABLE IN YEAR            MONTH AFTER
     SHARES PURCHASED IN AN AMOUNT         1      2      3      4      5      6     EXPIRATION OF
--------------------------------------------------------------------------------------------------
LESS THAN $50,000                          5.0%   4.5%   3.5%   2.5%   1.5%   1.5%      84 MONTHS
$50,000 BUT LESS THAN $100,000             4.5    3.5    2.5    1.5    1.5      0       76 MONTHS
$100,000 BUT LESS THAN $250,000            3.5    2.5    1.5    1.5      0      0       60 MONTHS
$250,000 BUT LESS THAN $500,000            2.5    1.5    1.5      0      0      0       44 MONTHS
$500,000 BUT LESS THAN $1,000,000          1.5    1.5      0      0      0      0       28 MONTHS

  Proceeds from the CDSC are paid to Ascend Financial and are used to defray expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, Ascend Financial pays a sales commission to broker-dealers, and to registered representatives of Ascend Financial, who sell Class B shares. The amount of this commission may differ from the amount of the commission paid in connection with sales of Class A shares. The higher Rule 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. Ascend Financial pays other broker-dealers for the sale of Class B shares in accordance with the following schedule:

                                                        AMOUNT PAID TO
                                                       BROKER-DEALERS AS
                                                        A PERCENTAGE OF
                                                        OFFERING PRICE:
SHARES PURCHASED IN AN AMOUNT                       STANDARD   AFFILIATED*
---------------------------------------------------------------------------
LESS THAN $50,000                                     3.75%          4.17%
$50,000 BUT LESS THAN $100,000                        3.38           3.75
$100,000 BUT LESS THAN $250,000                       2.63           2.92
$250,000 BUT LESS THAN $500,000                       1.88           2.08
$500,000 BUT LESS THAN $1,000,000                     1.13           1.25

   *AN AFFILIATED BROKER-DEALER IS ONE OWNED BY A GENERAL AGENT OF MINNESOTA MUTUAL.

  RULE 12B-1 FEES. Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to Class B shares. For additional information about this fee, see "Management of the Fund--The Underwriter and Plans of Distribution," above.
  CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Advantus Multiple Class Fund will convert into Class A shares based on the time of the initial purchase. Purchased Class B shares ("Purchased B Shares") will convert after the specified number of months following the purchase date. All Class B shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment B Shares") will be held in a separate sub-account. Each time any Purchased B Shares convert to Class A shares, a PRO RATA portion (based on the ratio that the total converting Purchased B Shares bears to the shareholder's total converting and non-converting Purchased B Shares immediately prior to the conversion) of the Reinvestment B Shares then in the sub-account will also convert to Class A shares.
  The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

--------------------------------------------
CLASS C
SHARES Class C shares of the Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase.

Class C shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class C shares are subject to higher Rule 12b-1 fees (as described below). The applicable holding period prior to conversion is determined in accordance with the following table:

                                                        SHARES CONVERT TO
                                                         CLASS A IN THE
                                                           MONTH AFTER
SHARES PURCHASED IN AN AMOUNT                             EXPIRATION OF
-----------------------------------------------------------------------------
LESS THAN $50,000                                           96 MONTHS
$50,000 BUT LESS THAN $100,000                              88 MONTHS
$100,000 BUT LESS THAN $250,000                             72 MONTHS
$250,000 BUT LESS THAN $500,000                             56 MONTHS
$500,000 BUT LESS THAN $1,000,000                           40 MONTHS

  The higher Rule 12b-1 fee enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase. Ascend Financial does not pay a sales commission to broker-dealers, or to registered representatives of Ascend Financial, who sell Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.
  RULE 12B-1 FEES. Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to Class C shares. For additional information about this fee, see "Management of the Fund--The Underwriter and Plans of Distribution," above.
  CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class C shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC. Class C shares acquired by exchange from Class C shares of another Advantus Multiple Class Fund will convert into Class A shares based on the time of the initial purchase. Purchased Class C shares ("Purchased C Shares") will convert after the specified number of months following the purchase date. All Class C shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment C Shares") will be held in a separate sub-account. Each time any Purchased C Shares convert to Class A shares, a PRO RATA portion (based on the ratio that the total converting Purchased C Shares bears to the shareholder's total converting and non-converting Purchased C Shares immediately prior to the conversion) of the Reinvestment C Shares then in the sub-account will also convert to Class A shares.
  The conversion of Class C shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class C shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class C shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

--------------------------------------------
OTHER PAYMENTS
TO BROKER-DEALERS The commissions paid to broker-dealers in connection with the sale of Class A and Class B shares are as described above. A broker-dealer receiving more than 90% of the sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended. Broker-dealers selling Class A and Class C shares will receive Rule 12b-1 distribution fees which equal, on an annual basis, .25% and .75%, respectively, of the net asset values attributable to such shares. Rule 12b-1 service fees will also be paid to broker-dealers selling Class B and Class C shares in amounts equal, on an annual basis, to .25% and .25%, respectively, of the net asset values attributable to such shares.
  In addition, Ascend Financial or Minnesota Mutual will pay to "affiliated" broker-dealers (i.e., broker-dealers owned by general agents of Minnesota Mutual), based uniformly on the sale of all classes of Fund shares by such broker-dealers, credits which allow such broker-dealers' registered representatives who are responsible for such broker-dealers' sales of Fund shares to attend conventions and other meetings sponsored by Minnesota Mutual or its affiliates for the purpose of promoting the sale of the insurance and/or investment products offered by Minnesota Mutual and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. Affiliated broker-dealers earning such credits will be allowed to elect to receive from Ascend Financial or Minnesota Mutual, in lieu of such credits, cash in an amount equal to the cost of providing such credits.

--------------------------------------------
SPECIAL
PURCHASE
PLANS

               The following are alternative purchase plans applicable to the Fund, all of which offer the possibility of a reduced sales charge (see the Statement of Additional Information for the terms and conditions applicable to these special purchase plans):
- Letter of intent--the applicable sales charge is based on purchases which the investor intends to make, and then makes, during a 13-month period in an amount not less than $50,000.
- Combined investments in all Advantus Multiple
  Class Funds--all accounts, whether invested in Class A shares, Class B shares or Class C shares, or any combination, are combined to determine sales charge.
- Combined purchases with spouse, children, and/or single trust estates--all accounts whether invested in Class A shares, Class B shares or Class C shares, or any combination, are combined to determine sales charge. It is the obligation of each investor desiring this discount in sales charge to notify Ascend Financial, through his or her dealer or otherwise, that he or she is entitled to the discount.
- Group Purchases--individuals who are members of a qualified group (which must meet criteria established by Ascend Financial) may purchase shares at the reduced sales charge applicable to the group taken as a whole.
  The Fund also offers an Automatic Investment Plan, which allows an investor to automatically invest a specified amount in the Fund each month and thereby lower the average cost per share through the principle of "dollar cost averaging." For more information on any of these plans, contact Ascend Financial or an Ascend Financial representative.

--------------------------------------------
EXCHANGE AND
TELEPHONE TRANSFER
OF FUND SHARES

                             A shareholder can exchange some or all of his or
her Class A, Class B and Class C shares in the Fund, including shares acquired by reinvestment of dividends, for shares of the same class of any of the other Advantus Multiple Class Funds (provided that the shareholder has an already open account in such other Advantus Multiple Class Fund), and can thereafter re-exchange such exchanged shares back for shares of the same class of the Fund, provided that the minimum amount which may be transferred is $250. The exchange will be made on the basis of the relative net asset values without the imposition of any additional sales load. When Class B shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC period and applying the CDSC.
  Class A, Class B and Class C shares may also be exchanged for shares of Advantus Money Market Fund, Inc. ("Money Market Fund") at net asset values. No CDSC will be imposed at the time of any such exchange of Class B shares; however, the Money Market Fund shares acquired in any such exchange will remain subject to the CDSC otherwise applicable to such Class B shares as of the date of exchange, and the period during which such shares of Money Market Fund are held will not be included in the calculation of the CDSC due at redemption of such Money Market Fund shares or any reacquired Class B shares, except as follows. Ascend Financial is currently waiving the entire Rule 12b-1 fee due from Money Market Fund. In the event Ascend Financial begins to receive any portion of such fee, either (i) the time period during which shares of Money Market Fund acquired in exchange for Class B shares are held will be included in the calculation of the CDSC due at redemption, or (ii) such time period will not be included but the amount of the CDSC will be reduced by the amount of any Rule 12b-1 payments made by Money Market Fund with respect to those shares.
  Shares of Money Market Fund acquired in an exchange for Class A, Class B or Class C shares from any of the Advantus Multiple Class Funds may also be re-exchanged at relative net asset values for Class A, Class B and Class C shares, respectively, of the Fund. Class C shares re-acquired in this manner will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at the time of the initial exchange. Shares of Money Market Fund not acquired in an exchange from any of the Advantus Multiple Class Funds may be exchanged at relative net asset values for either Class A, Class B or

Class C shares of the Fund, subject to the sales charge applicable to the class selected.
  The exchange privilege is available only in states where such exchanges may legally be made (at the present time the Fund believes this privilege is available in all states). An exchange may be made by written request or by a telephone call, unless the shareholder has elected on the account application not to have telephone transaction privileges (see "Telephone Transactions"). Up to four exchanges each calendar year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange and/or telephone transfer. No service charge is imposed in connection with systematic exchange plans. However, the Fund reserves the right to restrict the frequency of--or otherwise modify, condition, terminate, or impose additional charges upon--the exchange and/or telephone transfer privileges, upon 60 days' prior notice to shareholders. Telephone transfers and other exchanges can only be made between Advantus Fund accounts having identical registrations. An exchange is considered to be a sale of shares for federal income tax purposes on which an investor may realize a long- or short-term capital gain or loss. See "Taxes" for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge.

--------------------------------------------
SYSTEMATIC EXCHANGE
PLAN Shareholders of the Fund may elect to have shares of the Fund systematically exchanged for shares of any of the other Advantus Funds (provided that such Advantus Fund accounts must have identical registrations) on a monthly basis. The minimum amount which may be exchanged on such a systematic basis is $25. The terms and conditions otherwise applicable to exchanges generally, as described above, also apply to such systematic exchange plans.

--------------------------------------------
REDEMPTION OF
FUND SHARES

                      Registered holders of shares of the Fund may redeem their shares at the per share net asset value next determined following receipt by the Fund (at its mailing address listed on the cover page) of a written redemption request signed by all shareholders exactly as the account is registered (and a properly endorsed stock certificate if one has been issued). Class A and Class C shares may be redeemed without charge. A contingent deferred sales charge may be applicable upon redemption of Class B shares (see "Contingent Deferred Sales Charge," below). Both share certificates and stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Fund shares are registered. Any certificates should be sent to the Fund by certified mail.
  Payment will be made as soon as possible, but not later than seven days after receipt of a properly executed written redemption request (and any certificates). The amount received by the shareholder may be more or less than the shares' original cost.
  If stock certificates have not been issued, and if no signature guarantee is required, shareholders may also submit their signed written redemption request to the Fund by facsimile (FAX) transmission. The Fund's FAX number is 1-612-665-6689.
  SIGNATURE GUARANTEE. In order to protect both shareholders and the Fund against fraudulent orders, a shareholder signature is required to be guaranteed in certain cases. No signature guarantee is required if the redemption proceeds are less than $25,000 and are to be paid to the registered holder and sent to the address of record for that account, or if the written redemption request is from pre-authorized trustees of plans, trusts and other tax-exempt organizations and the redemption proceeds are less than $25,000.
  A signature guarantee is required, however, if (i) the redemption proceeds are $25,000 or more, (ii) the redemption proceeds are to be paid to someone other than the registered holder, (iii) the redemption proceeds are to be mailed to an address other than the registered shareholder's address, (iv) within the 30-day period prior to receipt of the redemption request, instructions have been received to change the shareholder's address of record, or, in the case of redemptions to be paid by wire, instructions have been received within such period to change the shareholder's bank wire instructions, (v) the shares are requested to be transferred to the account of another owner, or (vi) in the case of plans, trusts, or other tax-exempt organizations, the redemption request is not from a pre-authorized trustee. The Fund reserves the right to require signature guarantees on all redemptions.
  A signature guarantee must be provided by an eligible guarantor institution. A notarized signature is not sufficient. Eligible guarantors include

(1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program.
  CONTINGENT DEFERRED SALES CHARGE. The CDSC applicable upon redemption of Class B shares will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC period. See "Sales Charges-- Class B Shares" above.
  In determining whether a CDSC is payable with respect to any redemption, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next, and so forth. If a shareholder owns Class A or Class C shares in addition to Class B shares, then absent a shareholder choice to the contrary, Class C shares will first be redeemed in full, and Class B shares not subject to a CDSC will next be redeemed in full, prior to any redemption of Class A shares. Class A shares will also be redeemed in full, absent a shareholder choice to the contrary, prior to any redemption of Class B shares which are subject to a CDSC.
  The CDSC does not apply to: (1) redemption of Class B shares in connection with the automatic conversion to Class A shares; (2) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; and (3) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code. The CDSC will also not apply to certain exchanges. See "Exchange and Telephone Transfer of Fund Shares," above.
  TELEPHONE REDEMPTION. The Fund's shareholders have this privilege automatically, unless they have elected on the account application not to have such privilege, and may redeem shares by calling the Fund's transfer agent at 1-800-665-6005 (see "Telephone Transactions"). A telephone redemption request will not be honored, however, if the shareholder's address of record or bank wire instructions have been changed without a guarantee of the shareholder's signature (see "Signature Guarantee") within the 30-day period prior to receipt of the redemption request. The maximum amount which may be redeemed by telephone is $25,000. The proceeds will be sent by check to the address of record for the account. If the amount is $500 or more, and if the shareholder has designated a bank account, the proceeds may be wired to the shareholder's designated bank account, and the prevailing wire charge (currently $5.00) will be added to the amount redeemed from the Fund. The Fund reserves the right to modify, terminate or impose charges upon the telephone redemption privilege.
  DELAY IN PAYMENT OF REDEMPTION PROCEEDS. Payment of redemption proceeds will ordinarily be made as soon as possible and within the periods of time described above. However, an exception to this is that if redemption is requested after a purchase by non-guaranteed funds (such as a personal check), the Fund will delay mailing the redemption check or wiring proceeds until it has reasonable assurance that the purchase check has cleared (good payment has been collected). This delay may be up to 14 days from the purchase date.
  FUND'S RIGHT TO REDEEM SMALL ACCOUNTS. The Fund has the right to redeem the shares in inactive accounts which, due to redemptions and not to decreases in market value of the shares in the account, have a total current value of less than $150. Before redeeming an account, the Fund will mail to the shareholder a written notice of its intention to redeem, which will give the investor an opportunity to make an additional investment. If no additional investment is received by the Fund within 60 days of the date the notice was mailed, the shareholder's account will be redeemed.
  SYSTEMATIC WITHDRAWAL PLANS. An investor owning shares in any one Advantus Fund having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. Withdrawal payments represent proceeds from the redemption of shares and may therefore reduce and possibly exhaust the initial investment. Withdrawal payments attributable to the redemption of Class B shares may also be subject to a contingent deferred sales charge. A shareholder should therefore consider carefully whether a Systematic Withdrawal Plan is appropriate in the circumstances. See the Statement of Additional Information for details of the terms and conditions applicable to Systematic Withdrawal Plans.

--------------------------------------------
TELEPHONE
TRANSACTIONS

                     Shareholders of the Fund are permitted to exchange or redeem the Fund's shares by telephone. See "Exchange and Telephone Transfer of Fund Shares" and "Redemption of Fund Shares" for further details. The privilege to initiate such transactions by telephone is made available automatically unless the shareholder elects on the account application not to have such privilege.
  Shareholders, or persons authorized by shareholders, may initiate telephone transactions by telephoning the Fund's transfer agent, toll free, at 1-800-665-6005, Monday through Friday, from 8:00 a.m. to 4:45 p.m. (Central
Time). Telephone transaction requests received after 3:00 p.m. (Central Time) will be treated as received the next business day. Telephone exchanges may be made only between Advantus Fund accounts having identical registrations. The maximum amount which may be redeemed by telephone is $25,000. During periods of marked economic or market changes, shareholders may experience difficulty in implementing a telephone exchange or redemption due to a heavy volume of telephone calls. In such a circumstance, shareholders should consider submitting a written request while continuing to attempt a telephone exchange or redemption. The Fund reserves the right to modify, terminate or impose charges upon the telephone exchange and redemption privileges upon 60 days prior notice to shareholders.
  The Fund and its transfer agent, Minnesota Mutual, will not be liable for following instructions communicated by telephone which they reasonably believe to be genuine; provided, however, that the Fund and Minnesota Mutual will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and that if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures for processing telephone transactions include tape recording of telephone instructions, asking shareholders for their account number and personal identifying number, and providing written confirmation of such transactions.

--------------------------------------------
REINSTATEMENT
PRIVILEGE

                      Shareholders who redeem shares in the Fund have a one-time privilege to apply their redemption proceeds (at no sales charge) to the purchase of shares of any of the Advantus Multiple Class Funds by notifying Ascend Financial within 90 days after their redemption. All shares issued as a result of the reinstatement privilege applicable to redemptions of Class A and Class B shares will be issued only as Class A shares. Any CDSC incurred in connection with the prior redemption (within 90 days) of Class B shares will not be refunded or recredited to the shareholder's account. Shareholders who redeem Class C shares and exercise their reinstatement privilege will be issued only Class C shares, which shares will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at redemption. See "Taxes" for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge.

--------------------------------------------
DIVIDENDS AND
CAPITAL GAINS
DISTRIBUTIONS

                      The policy of the Fund is to pay dividends from net investment income quarterly. Any net realized capital gains are distributed once a year, during December. Distributions paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.
  Any dividend payments or net capital gains distributions made by the Fund are in the form of additional shares of the same class of the Fund rather than in cash, unless a shareholder specifically requests the Fund in writing that the payment be made in cash. The distribution of these shares is made at net asset value on the payment date of the dividend, without any sales or other charges to the shareholder. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash. Authorization to pay dividends in cash may be made on the application form, or at any time by letter.
  Upon written request to the Fund, a shareholder may also elect to have dividends from the Fund invested without sales charge in shares of Money Market Fund or in shares of the same class of another of the Advantus Multiple Class Funds (provided that such Advantus Fund accounts must have identical registrations) at the net asset value of such other Advantus Fund on the payable date for the dividends being distributed. To use this privilege of investing dividends from the Fund in shares of another of the Advantus Funds, shareholders must maintain a minimum account value of $250 in both the Fund and the Advantus Fund in which dividends are reinvested.

--------------------------------------------
TAXES

          The following is a general summary of certain federal tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning.
  During the year ended September 30, 1997, the Fund fulfilled, and intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.
  The Fund may be required to pay withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce the Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If at the end of the Fund's fiscal year more than 50% of its total assets consist of securities of foreign corporations, it will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such withholding taxes as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. The Fund will make this election only if it deems the election to be in the best interests of its shareholders.
  Distributions of investment company taxable income from the Fund generally will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional shares of the Fund's stock. A distribution of net capital gain (a "capital gain distribution"), whether paid in cash or reinvested in shares, generally is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares. For individuals, estates, and trusts, the Taxpayer Relief Act of 1997 (the "1997 Act") has created new "mid-term capital gain" rates that apply to the sale of capital assets held more than one year but not more than 18 months. Under IRS regulations issued pursuant to the Act, the Fund will notify shareholders who are individuals as to whether they must treat capital gain distributions that they receive as mid-term or long-term capital gains. Long-term capital gains of individuals are taxed at a maximum rate of 20%, while mid-term capital gains of individuals are taxed at 28%, and the highest marginal regular tax rates on ordinary income for individuals is 39.6%.
  It is expected that none of the dividend distributions from International Fund will qualify for the 70% dividend received deduction for corporations.
  Prior to purchasing shares of the Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.
  Gain or loss upon the sale of shares of the Fund will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. For corporate shareholders, such gain or loss will be long-term gain or loss if the shares where held more than one year. For shareholders who are individuals, estates, or trusts, the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.
  The Code provides that a shareholder who pays a sales charge in acquiring shares of a mutual fund, redeems those shares within 90 days after acquiring them, and subsequently acquires new shares in any mutual fund for a reduced sales charge or no sales charge (pursuant to a reinvestment right acquired with the first shares), may not take into account the sales charge imposed on the first acquisition, to the extent of the reduction in the sales charge on the second acquisition, for purposes of computing gain or loss on disposition of the first acquired shares. The amount of sales charge disregarded under this rule will, however, be treated as incurred in connection with the acquisition of the second acquired shares.
  Before investing in the Fund, an investor should consult a tax adviser concerning the consequences of any local and state tax laws, and of any retirement plan offering tax benefits.
  Shareholders of the Fund receive an annual statement detailing federal tax information. Distributions by the Fund, including the amount of any redemption, are reported to shareholders in such annual statement and to the Internal Revenue Service to the extent required by the Code.
  The Fund is required by federal law to withhold 31% of reportable payments (including dividends, capital gain distributions, and redemptions) paid to certain accounts whose owners have not complied with IRS regulations. In order to avoid this backup withholding requirement, each shareholder will be asked to certify on the shareholder's account application that the social security or taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for previous underreporting to the IRS.

--------------------------------------------
INVESTMENT
PERFORMANCE

                    Advertisements and other sales literature for the Fund may refer to "yield," "average annual total return" and "cumulative total return." Performance quotations are computed separately for Class A, Class B and Class C shares of the Fund. All quotations of yield, average annual total return and cumulative total return are based upon historical information and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  The advertised yield of the Fund will be based upon a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the period by the maximum offering price per share on the last day of the period. The result is then "annualized" using a formula that provides for semi-annual compounding of income.
  Both average annual total return and cumulative total return are based on a hypothetical $1,000 payment to the Fund at the beginning of the advertised period. Average annual total return is calculated by finding the average annual compounded rate of return over the period that would equate the initial investment to the ending redeemable value. Cumulative total return is the percentage change between the public offering price of one Fund share at the beginning of a period and the net asset value of that share at the end of the period with dividend and capital gain distributions treated as reinvested. In calculating both average annual total return and cumulative total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions during the period are assumed to be reinvested. Such average annual total return and cumulative total return figures may also be accompanied by average annual total return and cumulative total return figures, for the same or other periods, which do not reflect the deduction of any sales charges.

--------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS The Fund's performance figures shown in the following table do not reflect the Fund's maximum 5% initial sales charge or contingent deferred sales charge applicable to Class A and Class B shares, respectively. (See "Standard Average Annual Total Returns," below.) Such figures do, however, reflect the reinvestment of dividend and capital gains distributions in additional shares and all recurring fees, such as investment management fees. Such figures also reflect, during certain periods, the voluntary absorption of certain expenses of the Fund by the Fund's investment adviser and the waiver of certain Class A 12b-1 fees by the Fund's Distributor.

                                          AVERAGE ANNUAL TOTAL
                                             RETURN FOR THE
                                          PERIODS SHOWN ENDING
                                           SEPTEMBER 30, 1997
                                       1 YEAR       SINCE INCEPTION
---------------------------------------------------------------------
CLASS A SHARES (1)                      23.1%             12.6%
CLASS B SHARES (3)                       N/A              12.3
CLASS C SHARES (2)                      22.0              16.3

   (1) INCEPTION WAS SEPTEMBER 16, 1994.
   (2) INCEPTION WAS MARCH 1, 1995.
   (3) INCEPTION WAS FEBRUARY 4, 1997.

---------------------------------------------------------------
STANDARD AVERAGE ANNUAL
TOTAL RETURNS The table below shows the average annual total returns for Class A, Class B and Class C shares of the Fund for the periods indicated. Such figures reflect the deduction of the Fund's maximum 5% sales load applicable to Class A shares, the contingent deferred sales charge applicable to Class B shares, and, for certain periods, the voluntary absorption of certain expenses of the Fund by the Fund's investment adviser and the waiver of certain Class A 12b-1 fees by the Fund's Distributor.

                                      STANDARD AVERAGE ANNUAL TOTAL
                                             RETURN FOR THE
                                          PERIODS SHOWN ENDING
                                           SEPTEMBER 30, 1997
                                       1 YEAR       SINCE INCEPTION
---------------------------------------------------------------------
CLASS A SHARES (1)                      16.9%             10.8%
CLASS B SHARES (3)                       N/A               7.3
CLASS C SHARES (2)                      22.0              16.3

   (1) INCEPTION WAS SEPTEMBER 16, 1994.
   (2) INCEPTION WAS MARCH 1, 1995.
   (3) INCEPTION WAS FEBRUARY 4, 1997.

---------------------------------------------------------------
RANKINGS, RATINGS AND
COMPARATIVE RETURNS The Fund may from time to time advertise rankings or other ratings of the Fund as determined by Morningstar, Inc., Lipper Analytical Services, Inc., INVESTORS DAILY, Wiesenberger Financial Services, FORTUNE MAGAZINE, or other mutual fund rating firms. The Fund may also advertise comparisons of its returns with various indices, including both unmanaged market indices and indices which measure the performance of groups of mutual funds with similar investment objectives and policies.

--------------------------------------------
ADDITIONAL PERFORMANCE
INFORMATION Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge by writing or calling the Fund at the address or telephone number shown on the cover of this Prospectus. Shareholders of the Fund may also telephone Ascend Financial at (888) 237-1838 for current quotations of yield, average annual total return and cumulative total return.
  For additional information regarding the calculation of yield, average annual total return and cumulative total return see the Statement of Additional Information.

--------------------------------------------
GENERAL
INFORMATION

                    The Fund was incorporated in January 1994 as a Minnesota corporation. The Fund's name was changed, by vote of its shareholders, to its current name in February 1995. The Fund's authorized capital stock is of three classes (Class A, Class B and Class C), common shares, with a par value of $.01 per share. All shares of the Fund are nonassessable, fully transferable and have one vote and equal rights to share in dividends and assets of the Fund. The shares of the Fund possess no preemptive or conversion rights. Cumulative voting is not authorized for the Fund. This means that the holders of more than 50% of the shares of the Fund voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares of the Fund will be unable to elect any directors.
  On September 30, 1997, Minnesota Mutual and its subsidiaries owned shares in the Fund as set forth in the following table:

                                                                    NUMBER OF SHARES
                                                                   OWNED BY MINNESOTA
                SHARES OUTSTANDING                               MUTUAL AND SUBSIDIARIES
     CLASS A          CLASS B          CLASS C          CLASS A          CLASS B          CLASS C
------------------------------------------------------------------------------------------------------
    4,070,942         172,870          303,938         2,547,701           845             1,116

  Due to its ownership of more than 25% of the outstanding shares of the Fund, Minnesota Mutual may be said to control the Fund. Minnesota Mutual, Advantus Capital, MIMLIC Management and Ascend Financial are all organized as Minnesota corporations.
  The Fund does not hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law does not require an annual meeting; instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding 3% or more of the voting shares of Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within 30 days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than 90 days after receipt of the demand, all at the expense of the Fund. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.
  The Fund sends to its shareholders a six-month unaudited and annual audited financial report of the Fund, which includes a list of investment securities held by the Fund. Shareholder inquiries should be directed to a registered representative of the shareholder's broker-dealer, or to the Underwriter or the Fund at the telephone number or mailing address listed on the cover of this Prospectus.

--------------------------------------------
COUNSEL AND
INDEPENDENT
AUDITORS
                    The firm of Dorsey & Whitney LLP, 220
                    South Sixth Street, Minneapolis, Minnesota 55402, is the general counsel for the Fund. KPMG Peat Marwick LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, are the independent auditors for the Fund.

--------------------------------------------
CUSTODIAN

                 The custodian for International Fund is Norwest Bank Minnesota, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479. Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201 acts as sub-custodian of the International Fund's assets and portfolio securities.
  Pursuant to Rule 17f-5 under the 1940 Act, the Board of Directors of the International Fund has also approved the use of various foreign sub-custodian banks and securities depositories to maintain foreign securities in or near the market in which they are principally traded and to maintain cash in amounts reasonably necessary to effect foreign securities transactions in such locations. The Board of Directors may from time to time approve other subcustodian banks pursuant to Rule 17f-5.

ADVANTUS INTERNATIONAL BALANCED FUND, INC.
FUND INFORMATION:

INVESTMENT ADVISER
Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
(612) 665-3826

INVESTMENT SUB-ADVISER
Templeton Investment Counsel, Inc.
500 East Broward Boulevard
Fort Lauderdale, Florida 33394
(305) 527-7500

UNDERWRITER
Ascend Financial Services, Inc.
P.O. Box 64809
St. Paul, Minnesota 55101-0809
(612) 665-4833
(888) 237-1838

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
The Minnesota Mutual Life Insurance Company
P.O. Box 64132
St. Paul, Minnesota 55164-0132
(800) 665-6005

CUSTODIAN
Norwest Bank Minnesota, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP

GENERAL COUNSEL
Dorsey & Whitney LLP

[ADVANTUS -TM- FAMILY OF FUNDS]

                       STATEMENT OF ADDITIONAL INFORMATION






                          ADVANTUS HORIZON FUND, INC.
                          ADVANTUS SPECTRUM FUND, INC.
                    ADVANTUS MORTGAGE SECURITIES FUND, INC.
                        ADVANTUS MONEY MARKET FUND, INC.
                            ADVANTUS BOND FUND, INC.
                        ADVANTUS CORNERSTONE FUND, INC.
                         ADVANTUS ENTERPRISE FUND, INC.
                   ADVANTUS INTERNATIONAL BALANCED FUND, INC.



                                 January 30, 1998









       This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the separate Prospectuses dated January 30, 1998 and should be read in conjunction therewith. A copy of each Prospectus may be obtained from Advantus Funds, P.O. Box 64132, St.
Paul, Minnesota 55164-0132 (telephone (800) 665-6005).







THIS STATEMENT OF ADDITIONAL INFORMATION MUST BE ACCOMPANIED OR PRECEDED BY A COPY OF THE CURRENT PROSPECTUS AND ANNUAL REPORT TO SHAREHOLDERS FOR THE RESPECTIVE FUND.

                               TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Horizon Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Spectrum Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Mortgage Securities Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Bond Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Cornerstone Fund and Enterprise Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       International Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Additional Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       All Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

DIRECTORS AND EXECUTIVE OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

DIRECTOR LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Control and Management of Advantus Capital and Ascend Financial . . . . . . . . . . . . . . . . . . .
       Investment Advisory Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       International Fund Sub-Adviser -- Templeton Counsel . . . . . . . . . . . . . . . . . . . . . . . . .
       International Fund Investment Sub-Advisory Agreement -- Templeton Counsel . . . . . . . . . . . . . .
       Distribution Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Payment of Certain Distribution Expenses of the Funds . . . . . . . . . . . . . . . . . . . . . . . .

MONEY MARKET FUND AMORTIZED COST METHOD OF PORTFOLIO VALUATION . . . . . . . . . . . . . . . . . . . . . . .

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

CAPITAL STOCK AND OWNERSHIP OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

NET ASSET VALUE AND PUBLIC OFFERING PRICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

REDUCED SALES CHARGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Right of Accumulation-Cumulative Purchase Discount. . . . . . . . . . . . . . . . . . . . . . . . . .
       Letter of Intent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Combining Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Group Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Waiver of Sales Charges For Certain Sales of Class A Shares . . . . . . . . . . . . . . . . . . . . .

SHAREHOLDER SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Open Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Automatic Investment Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Group Systematic Investment Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Retirement Plans Offering Tax Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Systematic Withdrawal Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Exchange and Telephone Transfer Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Reinstatement Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

DISTRIBUTIONS AND TAX STATUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX A - MORTGAGE-RELATED SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Underlying Mortgages. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Liquidity and Marketability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Average Life. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Yield Calculations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX B - BOND AND COMMERCIAL PAPER RATINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Bond Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Commercial Paper Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX C - FUTURES CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Use of Futures Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Description of Futures Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Risks in Futures Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Example of Futures Contract Sale. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Example of Futures Contract Purchase. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Tax Treatment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                  GENERAL INFORMATION AND HISTORY

       Advantus Horizon Fund, Inc. ("Horizon Fund"), Advantus Spectrum Fund, Inc. ("Spectrum Fund"), Advantus Mortgage Securities Fund, Inc. ("Mortgage Securities Fund"), Advantus Money Market Fund, Inc. ("Money Market Fund"), Advantus Bond Fund, Inc. ("Bond Fund"), Advantus Cornerstone Fund, Inc. ("Cornerstone Fund"), Advantus Enterprise Fund, Inc. ("Enterprise Fund") and Advantus International Balanced Fund, Inc. ("International Fund"), collectively referred to as the "Advantus Funds" or the "Funds," are open-end diversified investment companies, commonly called mutual funds. Each of the Advantus Funds, excluding Money Market Fund, offers more than one class of shares (the "Advantus Multiple Class Funds"). The Advantus Multiple Class Funds currently offer three classes of shares (Class A, Class B and Class C).
 Each class is sold pursuant to different sales arrangements and bears different expenses. The Funds are incorporated as Minnesota corporations. Horizon Fund, Spectrum Fund, Mortgage Securities Fund and Money Market Fund were incorporated in October 1984. Bond Fund was incorporated in January 1987, and Cornerstone Fund, Enterprise Fund and International Fund were incorporated in January 1994.

                      INVESTMENT OBJECTIVES AND POLICIES

       The investment objective and policies of each of the Funds are summarized on the front page of each Fund's Prospectus and are set forth in detail in the text of each Fund's Prospectus under "Investment Objectives, Policies and Risks."

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

       Mortgage Securities Fund, Spectrum Fund and Bond Fund may each purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Fund and settlement, no payment is made for the securities purchased by the Fund and, thus, no interest accrues to the Fund from the transaction.

       The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Fund's investment adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Fund's investment adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund's net asset value.

       When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions, the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities, having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

    In connection with their ability to purchase securities on a when-issued or forward commitment basis, the Funds may enter into mortgage "dollar rolls." These transactions are entered into in order to generate incremental income and without the intention of actually acquiring securities. In such circumstances the Fund agrees to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. The Fund may receive a negotiated fee as an inducement "roll over" its purchase commitment. For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a "financing" rather than as a separate sale and purchase transactions.

INTEREST RATE FUTURES CONTRACTS

       Mortgage Securities Fund and Bond Fund may each also enter into contracts for the future delivery of fixed income securities commonly referred to as "interest rate futures contracts." These futures contracts will be used only as a hedge against anticipated interest rate changes. The Fund will sell futures contracts to protect against expected increases in interest rates and purchase futures contracts to offset the impact of interest rate declines. The Fund will not enter into an interest rate futures contracts if immediately thereafter (a) more than 5% of the value of the Fund's total assets will be committed to initial margin or (b) the sum of the then aggregate futures market prices of financial instruments required to be delivered upon open futures contract sales and the aggregate purchase prices under open futures contract purchases would exceed 30% of the value of the Fund's total assets. In addition, when purchasing interest rate futures contracts, the Fund will deposit and maintain in a separate account with its custodian cash or cash equivalents in an amount equal to the market value of such futures contracts, less any margin deposited on the Fund's long position, to cover the Fund's obligation.

       The Commodity Futures Trading Commission (the "CFTC"), a Federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an investment trust, syndicate, or similar form or enterprise, and who, in connection therewith, solicits, accepts, or receives from others, funds, securities, or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted certain regulations which exclude from the definition of "commodity pool operator" an investment company, like the Fund, registered with the Securities and Exchange Commission under the Investment Company Act of 1940, and any principal or employee thereof, which investment company files a notice of eligibility with the CFTC and the National Futures Association containing certain information about the investment company and representing that it (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes, (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, (iii) will not be, and has not been, marketing participations to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets, (iv) will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the entity intends to engage, and (v) will submit to such special calls as the CFTC may make to require the qualifying entity to demonstrate compliance with these representations. The "bona fide hedging" transactions and positions authorized by these regulations mean transactions or positions in a contract for future delivery on any contract market, where such transactions or positions normally represent a substitute for transactions to be made or positions to be taken at a later time in a physical marketing channel, and where they are economically appropriate to the reduction of risks in the conduct and management of a commercial enterprise, and where they arising from (i) the potential change in the value of assets which a person owns, produces, manufactures, processes or merchandises or anticipates owning, producing, manufacturing, processing or merchandising, (ii) the potential change in the value of liabilities a person owes or anticipates incurring, or (iii) the potential change in the value of services which a person provides, purchases or anticipates providing or purchasing; provided that, notwithstanding the foregoing, no transactions or positions shall be classified as bona fide hedging unless their purpose is to offset price risk incidental to commercial cash or spot operations and such positions are established and liquidated in an orderly manner in accordance with sound commercial practices and unless certain statements are filed with the CFTC with respect to such transactions or positions. The Fund intends to meet these requirements, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration of the Fund and any of its principals and employees as a commodity pool operator unnecessary.

       The Fund will incur certain risks in employing interest rate futures contracts to protect against cash market price volatility. One risk is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. Another risk is that the Fund's investment adviser would be incorrect in its expectation as to the extent of various investment rate movements or the time span within which the movements take place.

       For a detailed discussion of futures contracts and the risks of investing therein, see Appendix C to this Statement of Additional Information.

OPTIONS - HORIZON FUND, CORNERSTONE FUND AND ENTERPRISE FUND

       The Fund may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio ("covered options") in an attempt to earn additional current income on its portfolio or to guard against an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund realizes income, typically in the form of short-term capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund does not write call options in an aggregate amount greater than 15% of its net assets.

       The Fund purchases call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a short-term capital gain if the amount paid to purchase the call option is less than the premium received for writing a similar option. Generally, the Fund realizes a short-term loss if the amount paid to purchase the call option is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

OPTIONS - MORTGAGE SECURITIES FUND

       Mortgage Securities Fund may purchase put and call options written by others covering the types of securities in which the Fund may invest. The Fund may not write put or call options. The Fund utilizes put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates.

       A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. The Fund will not purchase a put or call option if, as a result, the aggregate cost of all outstanding options purchased and held by the Fund plus all other illiquid assets held by the Fund would exceed 10% of the value of the Fund's net assets. If an option is permitted to expire without being sold or exercised, its premium would be lost by the Fund.

       In buying a call, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By buying a put, the Fund would be in a position to realize a gain if, during the option period, the price of the security declines in an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium.

       The Fund generally purchases options in negotiated transactions with the writers of the options. The Fund purchases options only from investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by its investment adviser. The Fund may dispose of an option by entering into a closing sale transaction with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Fund realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option. Options purchased by the Fund in negotiated transactions are illiquid and there is no assurance that the Fund will be able to effect a closing sale transaction at a time when its investment adviser believes it would be advantageous to do so.

OPTIONS - SPECTRUM FUND AND BOND FUND

       The Fund may write (sell) "covered" call options and purchase "covered" put options. The Fund will not purchase call options except to close out call options previously written by the Fund, nor will it write put options except to close out put options previously purchased by the Fund.
The effect of writing covered call options and purchasing covered put options will be to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share. Another effect may be the generation of additional revenues in the form of premiums received for writing covered call options.

       Spectrum Fund does not write covered call or purchase covered put options if, as a result, the aggregate market value of all portfolio securities covering such options exceeds an aggregate amount greater than 15% of the market value of its net assets. Bond Fund will not write a covered call option or purchase a put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of the Fund's net assets. In addition, Bond Fund will purchase covered put options (and purchase call options to close out call options previously written by the Fund) only to the extent that the aggregate premiums paid for all such options held do not exceed 2% of net assets.

       A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option which he previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Exchanges and of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. A put option gives the holder (buyer) the "right to sell" a security at a specified price (the exercise price) at any time until a certain date (the expiration date).

       The Fund will only write "covered" call and purchase "covered" put options. This means that the Fund will only write a call option or purchase a put option on a security which the Fund already owns. Each Fund will only write covered call options and purchase covered put options in exchange-traded standard contracts issued by the OCC, or write covered call options and purchase covered put options in the over-the-counter ("OTC") market in negotiated transactions entered into directly with investment dealers meeting the creditworthiness criteria (described below) of the Fund's investment adviser. Exchange-traded options are third-party contracts and standardized strike prices and expiration dates, and are purchased from a clearing corporation such as the OCC. Technically, the OCC assumes the other side of every purchase and sale transaction on an Exchange and, by doing so, guarantees the transaction. In contrast, OTC options are two-party contracts with price and terms negotiated between buyer and seller. The Fund relies on the dealer from whom it purchases an OTC option to perform if the option is exercised, and will therefore only negotiate an OTC option with a dealer subject to the following criteria: (i) the broker-dealer or its predecessor must have been in business at least 15 years; (ii) the broker-dealer must have, in the judgment of the Fund's investment adviser, a reputation for sound management and ethical business practices; (iii) the broker-dealer must be registered with the Securities and Exchange Commission; and (iv) the broker-dealer must have at least $50 million in "Excess Capital." ("Excess Capital" is that portion of a firm's permanent capital which is in excess of the minimum capital required under the Uniform Net Capital Rule of the Securities and Exchange Commission.) Broker-dealer subsidiaries of companies having at least $1 billion in net worth shall also be considered creditworthy, in the event of a lack of publicly available financial information. To the extent the Fund invests in OTC options for which there is no secondary market it will be investing in securities which are illiquid and therefore subject to the Fund's 10% limitation on aggregate investment in restricted or other illiquid securities (see "Investment Restrictions").

       The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options) but capable of enhancing total return.
 When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The Fund will purchase put options involving portfolio securities only when the Fund's investment adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. Therefore, the purchase of put options will be utilized to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price.
By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

       The Fund will purchase a call option only to close out a covered call option it has written (a "closing purchase transaction"), and will write a put option only to close out a put option it has purchased (a "closing sale transaction"). Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

WARRANTS WITH CASH EXTRACTIONS

       The International Fund may invest up to 5% of its assets in warrants, including warrants used in conjunction with the cash extraction method. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components: (1) the price of the underlying shares less the warrant's exercise price, and (2) the warrant's premium that is attributed to volatility and leveraging power. If an investor wishes to replicate an underlying share, the investor can use the warrant with cash extraction method by purchasing warrants and holding cash. The cash component would be determined by subtracting the market price of the warrant from the underlying share price.

       For example, ASSUME one share for company "Alpha" has a current share price of $40 and issued warrants can be converted one for one share at an exercise price of $31 exercisable two years from today. Also ASSUME that the market price of the warrant is $10 ($40 - $31 + $1) because investors are willing to pay a premium ($1) for previously stated reasons. If an investor wanted to replicate an underlying share by engaging in a warrant with cash extraction strategy, the amount of cash the investor would need to hold for every warrant would be $30 ($40 - $10 = $30). A warrant with cash extraction is, thus, simply a synthetically created quasi-convertible bond.

       If an underlying share issues no or a low dividend and has an associated warrant with a market price that is low relative to its share price, a warrant with cash extraction may provide attractive cash yields and minimize capital loss risk, provided the underlying share is also considered a worthy investment. For example, ASSUME Alpha's share is an attractive investment opportunity and its share pays no dividend. Given the information regarding Alpha provided above, also ASSUME that short-term cash currently yields 5% per year and that the investor plans to hold the investment at least two years, barring significant near-term capital appreciation. If the share price were to fall below $30, the warrant with cash extraction strategy would yield a lower loss than the underlying share because an investor cannot lose more than the purchase cost of the warrant (capital risk minimized).
The cash component for this strategy would yield $3.08 after two years (compound interest). The total value of the underlying investment would be $43.08 versus $40.00 for the non-yielding underlying share (attractive yield). Finally, it is important to note that this strategy will not be pursued if it is not economically more attractive than underlying shares.

DEBT SECURITIES AND DOWN-GRADED INSTRUMENTS

     Each of Horizon Fund, Spectrum Fund, Mortgage Securities Fund, Bond Fund, Enterprise Fund, Cornerstone Fund and International Fund may invest in non-convertible debt securities rated BBB or Baa or higher by S&P or Moody's, respectively as described in each Fund's Prospectus. Each of Spectrum Fund, Mortgage Securities Fund and Bond Fund may also invest up to 5% of its net assets in debt securities rated BB or Ba by S&P or Moody's, respectively. Cornerstone Fund may also invest in debt securities convertible into common stock which are rated lower than BBB or Baa but which are rated at least B-by S&P or B3 by Moody's. In each case, the respective Fund may also invest in securities which are unrated if the Fund's investment adviser determines that such securities are of equivalent investment quality to the rated securities described above. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody's), it is the Fund's general policy to classify such securities at the higher rating level where, in the judgment of the Fund's investment adviser, such classification reasonably reflects the security's quality and risk. (See each Fund's Prospectus for information regarding these securities and the Fund's policy regarding them.)


     The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund's net asset value.


    These Funds may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Funds' general policy to dispose of such down-graded securities except when, in the judgment of the Funds' investment adviser, it is to the Funds' advantage to continue to hold such securities. In no event, however, will any Fund held in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Fund. This 5% is in addition to securities which the Fund may otherwise purchase under its usual investment policies.

     Low rated (i.e., below BBB) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds' shares.

       Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

       Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

SHORT SALES AGAINST THE BOX

    Each Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Fund does not own, a short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion.

INVESTMENTS IN RUSSIA

     The International Fund may invest in securities of Russian companies, which involves risks and special considerations not typically associated with investing in United States securities markets. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

      The planned economy of the former Soviet Union was run with qualitatively different objectives and assumptions from those prevalent in a market system and Russian businesses do not have any recent history of operating within a market-oriented economy. In general, relative to companies operating in Western economies, companies in Russian are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and,
(iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia's continued attempts to move toward a more market-oriented economy. Russia's economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.

     The Russian securities markets are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States.
In addition, there is little historical data on these securities markets because they are of recent origin. A substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Although evolving rapidly, even the largest of Russia's stock exchanges are not well developed compared to Western stock exchanges. The actual volume of exchange-based trading in Russia is low and active on-market trading generally occurs only in the shares of a few private companies. Most secondary market trading of equity securities occurs through over-the-counter trading facilitated by a growing number of licensed brokers. Shares are traded on the over-the-counter market primarily by the management of enterprises, investment funds, short-term speculators and foreign investors. The securities of Russian companies are mostly traded over-the-counter and, despite the large number of stock exchanges, there is still no organized public market for such securities. This may increase the difficulty of valuing the Fund's investments. No established secondary markets may exist for many of the securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging country securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

     Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration transactions are subject to significant risks not normally associated with investments in the United States and other more developed markets. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or in certain limited cases by formal share certificates. However, there is not a central registration system and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and its possible for the Fund to lose its registration through fraud, negligence and even mere oversight. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, applicable to the Fund's activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund. There is still lacking a cohesive body of law and precedents normally encountered in business environments. Foreign investment in Russian companies is, in certain cases, legally restricted. Sometimes these restrictions are contained in constitutional documents of an enterprise which are not publicly available. Russian foreign investment legislation currently guarantees the right of foreign investors to transfer abroad income received on investments such as profits, dividends and interest payments. This right is subject to settlement of all applicable taxes and duties. However, more recent legislation governing currency regulation and control guarantees the right to export interest, dividends and other income on investments, but does not expressly permit the repatriation of capital from the realization of investments. Current practice is to recognize the right to repatriation of capital. Authorities currently do not attempt to restrict repatriation beyond the extent of the earlier law. No guarantee can be made, however, that amounts representing realization of capital of income will be capable of being remitted. If, for any reason, the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable U.S. federal income tax treatment afforded to regulated investment companies, or, even if it did so qualify, it might become liable for income and excise taxes on undistributed income.

     Russian courts lack experience in commercial dispute resolution and many of the procedural remedies for enforcement and protection of legal rights typically found in Western jurisdictions are not available in Russia. There remains uncertainty as to the extent to which local parties and entities, including Russian state authorities, will recognize the contractual and other rights of the parties with which they deal. Accordingly, there will be difficulty and uncertainty in the Fund's ability to protect and enforce its rights against Russian state and private entities. There is also no assurance that the Russian courts will recognize or acknowledge that the Fund has acquired title to any property or securities in which the Fund invests, or that the Fund is the owner of any property or security held in the name of a nominee which has acquired such property or security on behalf of the Fund, because there is at present in Russia no reliable system or legal framework regarding the registration of titles. There can be no assurance that this difficulty in protecting and enforcing rights in Russia will not have a material adverse effect on the Fund and its operations. Difficulties are likely to be encountered enforcing judgments of foreign courts within Russia or of Russian courts in foreign jurisdictions due to the limited number of countries which have signed treaties for mutual recognition of court judgments with Russia.

                            INVESTMENT RESTRICTIONS

       Each of the Funds is "diversified" as defined in the Investment Company Act of 1940. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items, government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

       Each Fund is also subject to certain "fundamental" investment restrictions, which may not be changed without the vote of a "majority" of the Fund's outstanding shares. As used in the Prospectus and this Statement of Additional Information, "majority" means the lesser of (i) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of a Fund's outstanding shares. An investment restriction which is not fundamental may be changed by vote of the Board of Directors without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.

HORIZON FUND

       Horizon Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;
       [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry;

            (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

            (5) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (7) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (11) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (12) Make investments for the purpose of exercising control or management;

            (13) Participate on a joint or joint and several basis in any trading account in securities;

            (14) Write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets; or purchase options, except call options in order to close out a position;

            (15) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

            (16) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser; or

            (17) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include repurchase agreements with a maturity of over seven days).

SPECTRUM FUND

       Spectrum Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;

            (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, provided that (a) telephone, gas and electric public utilities are each regarded as separate industries and (b) banking, savings and loan associations, savings banks and finance companies as a group will not be considered a single industry for the purpose of this limitation. There is no limitation with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities or certificates of deposit and bankers' acceptances of United States banks and savings and loan associations; [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (3) Purchase any security on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

            (4) Make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (5) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

            (6) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;
       [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (7) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund, except that this limitation shall not apply to deposits made in connection with the entering into and holding of interest rate futures contracts;

            (8) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

            (9) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares of securities of that company, together own more than 5%;

            (10) Make loans, except by purchase of qualified debt obligations referred to in the Prospectus and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund's investment adviser to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loans, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (11) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (12) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (13) Make investments for the purpose of exercising control or management;

            (14) Participate on a joint or joint and several basis in any trading account in securities;

            (15) Write call or purchase put options, except covered options which are traded on national securities exchanges with respect to securities in its portfolio, in an amount not greater than 15% of its net assets, or purchase a call option or write a put option, except to close out a position;

            (16) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets; or

            (17) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets.

MORTGAGE SECURITIES FUND

       Mortgage Securities Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;

            (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, except that this limitation shall not apply to investment in the mortgage and mortgage-finance industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or securities issued or guaranteed by the United States Government, its agencies or instrumentalities;
       [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (4) Lend its portfolio securities;

            (5) Borrow money except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund, except that this limitation shall not apply to deposits made in connection with the entering into and holding of interest rate futures contracts;

            (7) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of the company, together own more than 5%;

            (9) Make loans, except by purchase of qualified debt obligations referred to in the Prospectus under "Investment Objectives and Policies;"

            (10) Buy or sell (a) oil, gas or other mineral leases, rights or royalty contracts; (b) real estate, except that it may invest in mortgage-related securities and whole loans and purchase and sell securities of companies which deal in real estate or interests therein; or (c) commodities or commodity contracts, except that it may invest in interest rate futures contracts.

            (11) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (12) Make investments for the purpose of exercising control or management;

            (13) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets; or

            (14) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include put and call options).

MONEY MARKET FUND (Restriction number 15 is not "fundamental".)

       Money Market Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer;

            (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry; provided that (a) telephone, gas, and electric public utilities are each regarded as separate industries and (b) United States banks, savings and loan associations, savings banks and finance companies are each regarded as separate industries for the purpose of this limitation. There are no limitations with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or certificates of deposit and bankers acceptances of domestic branches of United States banks;
       [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and only to the extent that the Fund's short positions will not at the time of any short sale aggregate in total sale prices more than 10% of its total assets;

            (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

            (5) Borrow money or enter into reverse repurchase agreements in excess of 5% of its net assets and, with respect to borrowing money, only from banks and only as a temporary measure for extraordinary or emergency purposes;

            (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (7) Invest more than 5% of its total assets in securities of businesses (including predecessors) less than three years old;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions;

            (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (11) Act as an underwriter of securities, except to the extent the Fund maybe deemed to be an underwriter in connection with the disposition of portfolio securities;

            (12) Make investments for the purpose of exercising control or management;

            (13) Participate on a joint or joint and several basis in any trading account in securities;

            (14) Write or purchase put or call options, or combinations thereof;

            (15) Enter into repurchase agreements maturing in more than seven days, purchase certificates of deposit of banks and savings and loan associations which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of less than $2 billion, purchase variable amount master demand notes, or invest in any other illiquid assets, if such investments taken together exceed 10% of the Fund's net assets (This restriction is non-fundamental.); or

            (16) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets.

BOND FUND (Restriction number 16 is not "fundamental".)

       Bond Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;

            (2) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, provided that (a) the electric, telephone, gas, gas transmission, water, telegraph and satellite communications utilities are each regarded as separate industries, and (b) banks, savings and loan associations, savings banks, and finance companies are each regarded as separate industries. There is no limitation with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

            (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

            (5) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and not in excess of 5% of its net assets;
       or enter into reverse repurchase agreements;

            (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund, except that this limitation shall not apply to deposits made in connection with the entering into and holding of interest rate futures contracts;

            (7) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make loans, except by purchase of qualified debt obligations referred to in the Prospectus under "Investment Objectives and Policies," and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, or interests in real estate which are not readily marketable, commodities or commodity contracts, except that it may invest in interest rate futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (11) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (12) Make investments for the purpose of exercising control or management;

            (13) Participate on a joint or joint and several basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of the Fund's portfolio securities with other accounts advised by Advantus Capital to reduce brokerage commissions or otherwise to achieve best overall execution);

            (14) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets; or

            (15) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include repurchase agreements with a maturity of over seven days and OTC options for which there is no secondary market); or

            (16) Invest more than 10% of its net assets in securities of foreign issuers which are not U.S. dollar-denominated and publicly traded in the United States (This restriction is non-fundamental.).

CORNERSTONE FUND AND ENTERPRISE FUND (The investment restrictions numbered 1 through 7 below are fundamental. Restrictions numbered 8 through 14 are not fundamental and may be changed by the Funds' Boards of Directors.)

       Cornerstone Fund and Enterprise Fund will NOT:

            (1) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry;

            (2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (3) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (5) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make investments for the purpose of exercising control or management;

            (10) Participate on a joint or joint and several basis in any trading account in securities;

            (11) Write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets; or purchase options, except call options in order to close out a position;

            (12) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Funds total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

            (13) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser; or

           (14) Invest more than a total of 10% of the Fund's net assets in securities or other assets, including repurchase agreements with a maturity of over seven days, which are illiquid or securities of businesses (including predecessors) less than three years old; provided that investments in securities of businesses (including predecessors) less than three years old will in no event exceed in the aggregate more than 5% of the Fund's net assets.

INTERNATIONAL FUND (The investment restrictions numbered 1 through 7 below are fundamental. Restrictions numbered 8 through 15 are not fundamental and may be changed by the Fund's Board of Directors.)

       International Fund will NOT:

            (1) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry;

            (2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (3) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (5) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts, except the Fund may purchase and sell futures contracts on financial instruments and indices, and options on such futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make investments for the purpose of exercising control or management;

            (10) Participate on a joint or joint and several basis in any trading account in securities;

            (11) Write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets; or purchase options, except call options in order to close out a position;

              (12) Invest in the securities of other investment companies with an aggregate value in excess of 10% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

              (13) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser;

              (14) Invest more than a total of 10% of the Fund's net assets in securities or other assets, including repurchase agreements with a maturity of over seven days, which are illiquid or securities of businesses (including predecessors) less than three years old; provided that investments in securities of businesses (including predecessors) less than three years old will in no event exceed in the aggregate more than 5% of the Fund's net assets; or

              (15) Invest more than 5% of its assets in warrants other than warrants acquired in units or attached to other securities; provided, that of such 5%, not more than 2% of the Fund's assets shall be invested in warrants that are not exchange listed.

ADDITIONAL INVESTMENT RESTRICTIONS

       Certain of the Funds have agreed with the staff of the Securities and Exchange Commission that, as a non-fundamental operating policy, the following additional investment restrictions, which modify certain of the fundamental investment restrictions described above, will be observed:

              (1) Horizon Fund, Spectrum Fund, Mortgage Securities Fund and Money Market Fund will not purchase any security if, as a result, "25% or more" of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry (see investment restriction number 2 for each Fund).


              (2) Spectrum Fund, in applying the limitation on investments in securities of issuers conducting their principal business activities in a single industry (see Spectrum Fund investment restriction number 2, as modified by additional investment restriction number 1 above), will also apply such limitation to certificates of deposit and bankers' acceptances of United States banks and savings and loan associations.


              (3) Spectrum Fund shall include reverse repurchase agreements as a "borrowing" for purposes of applying the Fund's 5% of net assets limitation on borrowing money (see Spectrum Fund investment restriction number 6).

ALL FUNDS


       With respect to each of the Funds, any investment policy set forth under "Investment Objectives, Policies and Risks" in the Prospectus, or any restriction set forth above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom, or unless the Investment Company Act of 1940 provides otherwise.

                               PORTFOLIO TURNOVER

Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

Horizon Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. For the fiscal years ended September 30, 1997, 1996 and 1995, the Fund's portfolio turnover rates were 71.5%, 84.7%, and 46.8%, respectively.

Spectrum Fund's objective and policies may cause the annual portfolio turnover rate to be higher than the average turnover rate of other investment companies. Accordingly, the Fund may have high brokerage and other costs. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs. For the fiscal years ended September 30, 1997, 1996 and 1995, the Fund's portfolio turnover rates were 141.4%, 140.5%, and 125.5%, respectively.

Mortgage Securities Fund's investment activities may result in the Fund's engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the Fund will have a higher turnover rate, and thus a higher incidence of brokerage and other costs, than might be expected from investment companies which invest substantially all of their funds on a long-term basis. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs. For the fiscal years ended September 30, 1997, 1996 and 1995, the Fund's portfolio turnover rates were 85.1%, 125.2%, and 203.7%, respectively.

Money Market Fund, consistent with its investment objective, attempts to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. As a result, the Fund may have significant portfolio turnover. There usually are no brokerage commissions paid by the Fund for such purchases since such securities are purchased on a net basis. Since securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Fund's portfolio turnover rate for reporting purposes is zero.

Bond Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Rate of portfolio turnover is not a limiting factor, however, and particular holdings may be sold at any time, if, in the opinion of the Fund's investment adviser, such a sale is advisable. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs. For the fiscal years ended September 30, 1997, 1996 and 1995, the Fund's portfolio turnover rates were 180.5%, 222.6%, and 270.7%, respectively. The substantial rate of portfolio turnover for the years ended September 30, 1996 and 1995 was attributable to the fact that the Fund took advantage of opportunities created in the corporate bond market as a result of tightening spreads between corporate bonds and U.S. Treasury bonds. The Fund was able to buy corporate bonds at very attractive prices when the spreads were wide and sell those bonds at appreciated values when the spreads narrowed.

Cornerstone Fund and Enterprise Fund each make changes in their portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Funds. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Neither Fund emphasizes short-term trading profits. For the fiscal years ended September 30, 1997, 1996 and 1995, Cornerstone Fund's portfolio turnover rate was 87.7%, 128.0%, and 160.1%, respectively. For the fiscal years ended September 30, 1997, 1996 and 1995, Enterprise Fund's portfolio turnover rate was 65.8%, 80.2%, and 48.8%, respectively.

International Fund also makes changes in its portfolio securities which are considered advisable in light of market conditions. The Fund does not emphasize short-term trading profits. For the fiscal years ended September 30, 1997, 1996 and 1995, International Fund's portfolio turnover rate was 74.4%, 56.1%, and 52.0%, respectively.

                    DIRECTORS AND EXECUTIVE OFFICERS

       The names, addresses, principal occupations, and other affiliations of directors and executive officers of each of the Funds are given below:

                              Position with    Principal Occupation and Other
Name and Address                the Funds        Affiliations (Past 5 Years)
----------------              -------------    ------------------------------
Paul H. Gooding*              President        Vice President and Treasurer of
Advantus Capital              and Director     Minnesota Mutual; President and
 Management, Inc.                              Director of Advantus Capital;
400 Robert Street North                        President, Treasurer and Director
St. Paul, Minnesota 55101                      of MIMLIC Management

Frederick P. Feuerherm*       Vice President,  Second Vice President of Minnesota
The Minnesota Mutual          Treasurer        Mutual; Vice President and Assistant
 Life Insurance Company       and Director     Secretary of MIMLIC Management
400 Robert Street North
St. Paul, Minnesota 55101

Ralph D. Ebbott               Director         Retired, Vice President and Treasurer
409 Birchwood Avenue                           of Minnesota Mining and Manufacturing
White Bear Lake,                               Company (tape, adhesive, photographic,
 Minnesota 55110                               and electrical products) through June
                                               1989

Charles E. Arner              Director         Retired, Vice Chairman of The First
E-1218 First National                          National Bank of Saint Paul from
 Bank Building                                 November 1983 through June 1984;
332 Minnesota Street                           Chairman and Chief Executive Officer
St. Paul, Minnesota 55101                      of The First National Bank of Saint
                                               Paul from October 1980 through
                                               November 1983

Ellen S. Berscheid            Director         Regents' Professor of Psychology at
University of Minnesota                        the University of Minnesota
N309 Elliott Hall
Minneapolis, Minnesota 55455

Michael J. Radmer             Secretary        Partner with the law firm of
Dorsey & Whitney LLP                           Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, Minnesota 55402

_________________________

* Denotes directors of the Funds who are "interested persons" (as defined under the Investment Company Act of 1940) of the Funds.

    Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by any of the Advantus Funds to any of its officers or directors who is affiliated with Advantus Capital or MIMLIC Management. Each director of the Funds who is not affiliated with Advantus Capital or MIMLIC Management is also a director of the other four investment companies of which Advantus Capital is the investment adviser (12 investment companies in total -- the "Fund Complex"). As of the date hereof, such directors receive compensation in connection with all such investment companies which, in the aggregate, is equal to $8,000 per year and $2,000 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by any Fund is a PRO RATA portion based on the ratio that such Fund's total net assets bears to the total net assets of the Fund Complex. During the fiscal year ended September 30, 1997, each Director not affiliated with Advantus Capital or MIMLIC Management was compensated by the funds in accordance with the following table:


                                             Pension or                                Total
                                             Retirement                            Compensation
                          Aggregate           Benefits            Estimated        From Funds and
                       Compensation          Accrued as            Annual           Fund Complex
                          from the          Part of Fund        Benefits Upon          Paid to
Name of Director          Funds(1)            Expenses           Retirement           Directors
----------------     ----------------     ----------------   ----------------     ----------------
Charles E. Arner          $2,429.52             n/a                 n/a               $13,000
Ellen S. Berscheid        $2,429.52             n/a                 n/a               $13,000
Ralph D. Ebbott           $2,429.52             n/a                 n/a               $13,000



(1) During the fiscal year ended September 30, 1997, each Director not affiliated with Advantus Capital or MIMLIC Management received $275.75 from Horizon Fund, $442.39 from Spectrum Fund, $183.21 from Mortgage Securities Fund, $306.34 from Money Market Fund, $148.24 from Bond Fund, $266.75 from Enterprise Fund, $505.30 from Cornerstone Fund and $301.54 from International Fund.

As of September 30, 1997, the directors and executive officers of the Funds did not own any shares of the Funds, except for Frederick P. Feuerherm who owned less than 1% of the outstanding shares of Spectrum Fund, Paul H. Gooding who owned less than 1% of the outstanding shares of each of Horizon Fund, Money Market Fund and Bond Fund, and Michael J. Radmer who owned less than 1% of the outstanding shares of Horizon Fund and Spectrum Fund.

                           DIRECTOR LIABILITY

       Under Minnesota law, the Board of Directors of each Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of each Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

       Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                      INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

       Advantus Capital Management, Inc. ("Advantus Capital") has been the investment adviser and manager of each of the Funds since March 1, 1995. Prior to that date the Funds' investment adviser was MIMLIC Asset Management Company ("MIMLIC Management"). Advantus Capital is a wholly-owned subsidiary of MIMLIC Management. The same portfolio managers and other personnel who previously provided investment advisory services to the Funds through MIMLIC Management continue to provide the same services through Advantus Capital. Ascend Financial Services, Inc. ("Ascend Financial") acts as the Funds' underwriter. Both Advantus Capital and Ascend Financial act as such pursuant to written agreements that will be periodically considered for approval by the directors or shareholders of the Fund. The address of both Advantus Capital and Ascend Financial is 400 Robert Street North, St. Paul, Minnesota 55101.

CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL AND ASCEND FINANCIAL

       Advantus Capital was incorporated in Minnesota in June, 1994, and is a wholly-owned subsidiary of MIMLIC Management. MIMLIC Management is a subsidiary of The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), which was organized in 1880, and has assets of more than $13 billion. Ascend Financial is also a subsidiary of MIMLIC Management. Paul H. Gooding, President and a Director of each of the Funds, is President and director of Advantus Capital, and President, Treasurer, and a Director of MIMLIC Management. Frederick P. Feuerherm, Vice President, Treasurer and a Director of each of the Funds, is a Vice President and Assistant Secretary of MIMLIC Management. James P. Tatera, Senior Vice President, Treasurer and Director of Advantus Capital, is also Vice President of MIMLIC Management. Richard W. Worthing is a Vice President and Head of Equities with MIMLIC Management.


INVESTMENT ADVISORY AGREEMENT

       Advantus Capital acts as investment adviser and manager of the Funds under Investment Advisory Agreements (the "Advisory Agreements") dated March 1, 1995 for each Fund, each of which Advisory Agreements was approved by shareholders on February 14, 1995. The Advisory Agreements were last approved by the Board of Directors of each Fund (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 14, 1998. The Advisory Agreements will terminate automatically in the event of their assignment. In addition, each Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the respective Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, each Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the respective Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Advisory Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

       Pursuant to the Advisory Agreements each Fund pays Advantus Capital an advisory fee equal on an annual basis to a percentage of that Fund's average daily net assets as set forth in the following table:

                                                      Advisory Fee as Percentage
                       Fund                              of Average Net Assets
                       ----                           --------------------------

       Horizon Fund                                              .80%
       Spectrum Fund                                             .60%
       Mortgage Securities Fund                                  .575%
       Money Market Fund                                         .50%
       Bond Fund                                                 .70%
       Cornerstone Fund                                          .80%
       Enterprise Fund                                           .80%
       International Fund:
              On the first $25 million in assets                 .95%
              On the next $25 million in assets                  .80%
              On the next $50 million in assets                  .75%
              On all assets in excess of $100 million            .65%

       From the advisory fee received from International Fund, Advantus Capital pays Templeton Investment Counsel, Inc. a sub-advisory fee equal to
 .70% on the first $25 million of International Fund's average daily net assets, .55% on the next $25 million, .50% on the next $50 million, and .40% on all average daily net assets in excess of $100 million.


       Prior to March 1, 1995, the fees paid by the Funds for investment advisory services were paid to MIMLIC Management rather than to Advantus Capital. MIMLIC Management was compensated at the same rate as is Advantus Capital under the current Advisory Agreements. The fees paid by the Funds during the fiscal years ended September 30, 1997, 1996 and 1995, (before Advantus Capital's or MIMLIC Management's absorption of certain expenses, described below) were as follows:

         Fund                    1997          1996           1995
         ---                     ----          ----           ----

     Horizon Fund              $369,628      $319,371       $276,972
     Spectrum Fund              434,731       370,684        338,669
     Mortgage Securities Fund   171,007       154,423        155,798
     Money Market Fund          249,110       198,141        148,238
     Bond Fund                  154,304       130,555        104,228
     Cornerstone Fund           726,045       330,954        150,365
     Enterprise Fund            350,613       302,906        167,883
     International Fund         436,431       327,858        241,970

    For this fee, Advantus Capital acts as investment adviser and manager for the Funds, and, except for Money Market Fund, pays the Funds' transfer agent, dividend disbursing agent and redemption agent expenses. Money Market Fund pays its own transfer agent, dividend disbursing agent, and redemption agent expenses. All of the Funds have engaged Minnesota Mutual to act as their transfer agent, dividend disbursing agent, and redemption agent. While the advisory fees paid by Horizon Fund, Cornerstone Fund, Enterprise Fund and International Fund are higher than those paid by most mutual funds, they are partially offset by Advantus Capital's payment of certain expenses, such as the transfer agent, dividend disbursing agent and redemption agent expenses, which expenses are not customarily paid for by a mutual fund's investment adviser. During the fiscal year ended September 30, 1997, Money Market Fund paid Minnesota Mutual $133,574 for transfer agent services. In addition, separate from the investment advisory agreement, each of the Funds has entered into an agreement with Minnesota Mutual under which Minnesota Mutual provides accounting, legal and other administrative services to the Funds. Minnesota Mutual currently provides such services to the Funds at a monthly cost of $3,600 for Horizon Fund, Spectrum Fund, Mortgage Securities Fund, Bond Fund, Enterprise Fund, Cornerstone Fund, $3,000 for Money Market Fund, and $3,000 for International Fund. During the fiscal year ended September 30, 1997, each of the Funds paid Minnesota Mutual the following amounts for such services:

                   Fund                               Amount
                   ----                               ------

     Horizon Fund                                    $43,200
     Spectrum Fund                                    43,200
     Mortgage Securities Fund                         43,200
     Money Market Fund                                36,000
     Bond Fund                                        43,200
     Cornerstone Fund                                 43,200
     Enterprise Fund                                  43,200
     International Fund                               34,000

    Under the Advisory Agreements, Advantus Capital furnishes the Funds office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds, and pays the salaries and fees of all officers and directors of the Funds who are affiliated with Advantus Capital.
 In addition, except to the extent that Ascend Financial receives Rule 12b-1 distribution fees (see "Payment of Certain Distribution Expenses of the Funds" below), Ascend Financial bears all promotional expenses in connection with the distribution of the Funds' shares, including paying for prospectuses and statements of additional information for new shareholders, and shareholder reports for new shareholders, and the costs of sales literature. The Funds pay all other expenses not so expressly assumed.

    During the fiscal years ended September 30, 1997, 1996 and 1995, Advantus Capital or MIMLIC Management (which was formerly the Funds' investment adviser) voluntarily absorbed certain expenses of the Funds (which do not include certain Rule 12b-1 fees waived by Ascend Financial) as set forth below:

         Fund                     1997         1996         1995
         ---                      ----         ----         ----

     Horizon Fund               $    -0-     $    -0-     $  2,814
     Spectrum Fund                   -0-          -0-          -0-
     Mortgage Securities Fund    110,000       20,025        9,655
     Money Market Fund           139,462      142,522      151,288
     Bond Fund                    96,058       88,798      100,487
     Cornerstone Fund                -0-          -0-       47,635
     Enterprise Fund                 -0-          -0-       43,566
     International Fund           46,576          -0-       17,626

INTERNATIONAL FUND SUB-ADVISER -- TEMPLETON COUNSEL

       Templeton Investment Counsel, Inc., (hereinafter "Templeton Counsel"), a Florida corporation with principal offices at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Fund, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is an indirect, wholly-owned subsidiary of Templeton Worldwide, Inc., Fort Lauderdale, Florida, which in turn is a wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin").

       Franklin is a large, diversified financial services organization. Through its operating subsidiaries, Franklin provides a variety of investment products and services to institutions and individuals throughout the United States and abroad. One of the country's largest mutual fund organizations, Franklin's business includes the provision of management, administrative and distribution services to the Franklin/Templeton Group of Funds, which is distributed through a nationwide network of banks, broker-dealers, financial planners and investment advisers. Franklin is headquartered in San Mateo, California, and its common stock is listed on the New York Stock Exchange under the ticker symbol BEN.

       Certain clients of Templeton Counsel may have investment objectives and policies similar to that of the International Fund. Templeton Counsel may, from time to time make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the International Fund. When two or more of the clients of Templeton Counsel (including the International Fund) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

INTERNATIONAL FUND INVESTMENT SUB-ADVISORY AGREEMENT -- TEMPLETON COUNSEL

       Templeton Counsel acts as an investment sub-adviser to the International Fund under an Investment Sub-Advisory Agreement (the "Templeton Agreement") with Advantus Capital dated March 1, 1995, and approved by shareholders of the Fund on February 14, 1995. The Templeton Agreement was last approved for continuance by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the Templeton Agreement or interested persons of any such party, on January 14, 1998. The Templeton Agreement will terminate automatically upon the termination of the Advisory Agreement and in the event of its assignment. In addition, the Templeton Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by a vote of the majority of the International Fund's outstanding voting securities on 60 days' written notice to Templeton Counsel and by Templeton Counsel on 60 days' written notice to Advantus Capital. Unless sooner terminated, the Templeton Agreement shall continue in effect from year to year if approved at least annually by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the International Fund, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Templeton Agreement, cast in person at a meeting called for the purpose of voting on such approval.

DISTRIBUTION AGREEMENT

     The Board of Directors of each Fund, on January 14, 1998, including a majority of the directors who are not parties to the contract, or interested persons of any such party, last approved the respective Fund's Distribution Agreement with Ascend Financial (the "Distribution Agreements"), each dated March 1, 1995, except in the case of International Fund, whose Distribution Agreement is dated January 31, 1997. During the fiscal years ended September 30, 1997, 1996 and 1995, the commissions received by Ascend Financial under the Distribution Agreements, except in the case of Money Market Fund (which does not provide for Ascend Financial to receive a commission), with respect to shares of all classes under the Distribution Agreements were as follows:

         Fund                     1997             1996           1995

     Horizon Fund               $269,005         $247,322       $125,141
     Spectrum Fund               323,690          354,051        226,547
     Mortgage Securities Fund    190,368          101,891         97,402
     Bond Fund                   132,436          137,919         61,826
     Cornerstone Fund            671,121          271,957         62,839
     Enterprise Fund             152,474          163,228         57,059
     International Fund          325,230          158,726        150,769

During the same periods Ascend Financial retained from these commissions the following amounts:

         Fund                     1997             1996            1995

     Horizon Fund                $26,045          $40,283        $14,640
     Spectrum Fund                65,605           27,761         27,391
     Mortgage Securities Fund     10,151           13,435          5,436
     Bond Fund                     6,770           13,413          5,966
     Cornerstone Fund             42,739           21,374          5,200
     Enterprise Fund              12,279           15,980          6,201
     International Fund           10,075           24,740         16,080

The remainder of these commissions was paid to registered representatives of Ascend Financial or to broker-dealers who have selling agreements with Ascend Financial.

       Each Distribution Agreement may be terminated by the respective Fund or Ascend Financial at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement for the respective Fund shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

       The Distribution Agreements require Ascend Financial to pay all advertising and promotional expenses in connection with the distribution of the Funds' shares including paying for Prospectuses and Statements of Additional Information (if any) for new shareholders, shareholder reports for new shareholders, and the costs of sales literature.

       In the Distribution Agreements, Ascend Financial undertakes to indemnify the Funds against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Funds in any way arising out of or in connection with the sale or distribution of the

Funds' shares, except to the extent that such liability is the result of information which was obtainable by Ascend Financial only from persons affiliated with the Funds but not with Ascend Financial.

PAYMENT OF CERTAIN DISTRIBUTION EXPENSES OF THE FUNDS

       Money Market Fund has adopted a Plan of Distribution, and each of the other Funds has adopted separate Plans of Distribution applicable to Class A shares, Class B shares and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Money Market Fund, pursuant to its Plan of Distribution, pays a fee to Ascend Financial which, on an annual basis, is equal to .30% of the Fund's average daily net assets, and is to be used to pay certain expenses incurred in the distribution and promotion of its shares. Each of the other Funds, pursuant to its Plans of Distribution, also pays fees to Ascend Financial which equal, on an annual basis, a percentage of the Fund's average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively, as set forth in the following table:

                                                   Rule 12b-1 Fee as Percentage
                                           of Average Daily Net Assets Attributable to
                                           -------------------------------------------

Fund                                    Class A Shares    Class B Shares    Class C Shares
----                                    --------------    --------------    --------------
Horizon Fund                                 .30%             1.00%              1.00%
Spectrum Fund                                .35%             1.00%              1.00%
Mortgage Securities Fund                     .30%             1.00%              1.00%
Bond Fund                                    .30%             1.00%              1.00%
Cornerstone Fund                             .30%             1.00%              1.00%
Enterprise Fund                              .30%             1.00%              1.00%
International Fund                           .30%             1.00%              1.00%

Such fees are also used for distribution-related services for all threee classes and for servicing of shareholder accounts in connection with Class B and C shares.

       All of the Rule 12b-1 fees payable by Money Market Fund and all of the Rule 12b-1 fees payable by the Advantus Multiple Class Funds and attributable to Class A shares of such Funds, and a portion of the Rule 12b-1 fees payable with respect to Class B and Class C shares equal to .75% of the average daily net assets attributable to such Class B and Class C shares, constitute distribution fees designed to compensate Ascend Financial for advertising, marketing and distributing the shares of Money Market Fund and the Advantus Multiple Class Funds.

       The distribution fees may be used by Ascend Financial for the purpose of financing any activity which is primarily intended to result in the sale of shares of the particular Fund. For example, such distribution fee may be used by Ascend Financial: (a) to compensate broker-dealers, including Ascend Financial and its registered representatives, for their sale of a Fund's shares, including the implementation of the programs described below with respect to broker-dealers, banks, and other financial institutions; and (b) to pay other advertising and promotional expenses in connection with the distribution of a Fund's shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by Ascend Financial and any affiliate thereof; and compensation paid to and expenses incurred by officers, employees or representatives of Ascend Financial or of other broker-dealers, banks, or financial institutions.

       A portion of the Rule 12b-1 fee payable with respect to Class B and Class C shares of each of the Advantus Multiple Class Funds, equal to .25% of the average daily net assets attributable to such Class B and Class C shares, constitutes a shareholder servicing fee designed to compensate Ascend Financial for the provision of certain services to the holders of Class B and Class C shares.

       Amounts expended by the Funds under the Plans are expected to be used for the implementation by Ascend Financial of a dealer incentive program. Pursuant to the program, Ascend Financial may provide compensation to investment dealers for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers and for the provision of administrative support services to customers who directly or beneficially own shares of the Funds. The distribution assistance and administrative support services rendered by dealers may include, but are not limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designation and addresses, and in enrolling into the pre-authorized check plan or systematic withdrawal plan; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares and providing such other information and services as the Funds or the customer may reasonably request. Such fees for servicing customer accounts would be in addition to the portion of the sales charge received or to be received by dealers which sell shares of the Funds.

       Ascend Financial may also provide compensation to certain institutions such as banks ("Service Organizations") which have purchased shares of the Funds for the accounts of their clients, or which have made the Funds' shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws, among other things, prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, Ascend Financial, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. State law may, however, differ from the interpretation of the Glass-Steagall Act expressed and banks and other financial institutions may therefore be required to register as securities dealers pursuant to state law. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing servicing of such shareholders would be sought. In such event changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


       In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing.
In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company's board of directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the board of directors of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Directors meeting held January 14, 1998, the directors of the Funds so concluded.

       During the fiscal year ended September 30, 1997, each of the Advantus Multiple Class Funds made payments under its Plans of Distribution applicable to Class A, Class B and Class C shares as follows (distribution fees waived by Ascend Financial, if any, are shown in parentheses):


                                        Class A             Class B   Class C
                                        -------             -------   -------

     Horizon Fund                  $90,094    (18,019)      $88,081   $13,577
     Spectrum Fund                 211,730        n/a       102,667    16,944
     Mortgage Securities Fund       58,894    (11,780)       46,768    15,054
     Bond Fund                      16,487    (32,973)       47,412     8,158
     Cornerstone Fund               74,733   (149,466)      137,399    22,828
     Enterprise Fund                37,163    (74,325)       57,079     9,561
     International Fund             68,159    (68,159)        6,084    31,795

Money Market Fund made no payments under its Plan of Distribution during the fiscal year ended September 30, 1997. Ascend Financial waived distribution fees from Money Market Fund in the amount of $149,466 during such period.

       The Plans of Distribution could be construed as "compensation plans" because Ascend Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. Ascend Financial may spend more or less for the distribution and promotion of the Funds' shares than it receives as distribution fees pursuant to the Plans. However, to the extent fees received exceed expenses, including indirect expense such as overhead, Ascend Financial could be said to have received a profit.

                  MONEY MARKET FUND AMORTIZED COST METHOD OF
                             PORTFOLIO VALUATION

       Money Market Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in interest rates on the market value of the instrument and regardless of any unrealized capital gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.
During periods of declining interest rates, the daily yield on shares of the Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by the Fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

       Pursuant to Rule 2a-7, the Board of Directors of the Fund has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Fund and its shareholders to maintain a stable net asset value per share by virtue of the amortized cost method of valuation. The Fund will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the Fund's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per share calculated using available market quotations from the Fund's amortized cost price per share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include redemptions in kind, selling portfolio instruments prior to realizing capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

       The Fund will, in further compliance with Rule 2a-7, maintain a dollar-weighted average portfolio maturity not exceeding 90 days and will limit its portfolio investments to those United States dollar-denominated instruments which the Board determines present minimal credit risks and which are eligible securities. The Fund will limit its investments in the securities of any one issuer to no more than 5% of the Fund's total assets and it will limit investment in securities of less than the highest rated category to 5% of the Fund's total assets. Investment in the securities of any issuer of less than the highest rated category will be limited to the greater of 1% of the Fund's total assets or one million dollars. In addition, the Fund will reassess promptly any security which is in default or downgraded from its rating category to determine whether that security then presents minimal credit risks and whether continuing to hold the securities is in the best interests of the Fund. In addition, the Fund will record, maintain, and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

              PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

HORIZON FUND, SPECTRUM FUND, CORNERSTONE FUND AND ENTERPRISE FUND

       In a number of security transactions, it is possible for Horizon Fund, Spectrum Fund, Cornerstone Fund and Enterprise Fund to deal in the over-the-counter security markets (including the so-called "third market" which is the "over-the-counter" market for securities listed on the New York Stock Exchange) without the payment of brokerage commissions but at net prices including a spread or markup; these Funds trade in this manner whenever the net price appears advantageous.

MORTGAGE SECURITIES FUND AND BOND FUND

       Portfolio transactions of Mortgage Securities Fund and Bond Fund occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by these two Funds and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

MONEY MARKET FUND

       Most transactions in portfolio securities of Money Market Fund are purchases from issuers or dealers in money market instruments acting as principal. There usually are no brokerage commissions paid by the Fund for such purchases since securities are purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which reflect a fee paid to the underwriter.

INTERNATIONAL FUND

       Templeton Counsel, as investment sub-adviser to the International Fund, is primarily responsible for selecting and (where applicable) negotiating commissions with the brokers who execute the transactions for the Fund. Templeton Counsel, in managing the International Fund, follows the same basic brokerage practices as those described below for Advantus Capital. In addition, in selecting brokers for portfolio transactions, Templeton Counsel takes into account its past experience as to brokers qualified to achieve "best execution," including the ability to effect transactions at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker, and whether the broker specializes in foreign securities held by the International Fund. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Templeton Counsel, better prices and execution may be obtained on a commission basis or from other sources.

GENERALLY

     Advantus Capital selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Funds (except for International Fund, as described above). During the fiscal years ended September 30, 1997, 1996 and 1995, brokerage commissions paid were:

         Fund                     1997      1996      1995

     Horizon Fund                $61,259   $71,278   $40,274
     Spectrum Fund                56,107    69,801    63,194
     Mortgage Securities Fund        -0-       -0-       -0-
     Money Market Fund               -0-       -0-       -0-
     Bond Fund                       -0-       -0-       -0-
     Cornerstone Fund            263,314   165,563   146,804
     Enterprise Fund              37,239    39,583    29,639
     International Fund           82,535    34,467    42,199

       The primary criteria for the selection of a broker is the ability of the broker, in the opinion of Advantus Capital, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, Advantus Capital considers whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934), and generally the Funds pay higher than the lowest commission rates available. Advantus Capital may direct Fund transactions to brokers who furnish research services to Advantus Capital. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for Advantus Capital, the Funds enable Advantus Capital to supplement its own investment research activities and allows Advantus Capital to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Funds. To the extent such commissions are directed to these other brokers who furnish research services to Advantus Capital, Advantus Capital receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these commissions.

       There is no formula for the allocation by Advantus Capital of the Funds' brokerage business to any broker-dealer for brokerage and research services. However, Advantus Capital will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or Advantus Capital's overall responsibilities with respect to the accounts as to which it exercises investment discretion. During the fiscal year ended September 30, 1997, Horizon Fund, Spectrum Fund, Cornerstone Fund, Enterprise Fund and International Fund directed transactions to brokers because of research services they provided, and paid commissions in connection with such transactions, in the aggregate amounts set forth below:

                               Aggregate Transactions    Commissions Paid On
            Fund               Directed for Research     Directed Transactions
            ----               ----------------------    ---------------------

       Horizon Fund                $ 45,020,422               $ 59,890
       Spectrum Fund                224,537,979                 47,931
       Cornerstone Fund             212,423,488                253,945
       Enterprise Fund               63,547,654                 34,208
       International Fund            58,875,085                 82,535

During the same period, Mortgage Securities Fund, Money Market Fund and Bond Fund directed no transactions to brokers because of research services they provided.

       No brokerage is allocated for the sale of Fund shares. Advantus Capital believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefit accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

       The same security may be suitable for one or more of the Funds and the other funds or private accounts managed by Advantus Capital or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by one Fund and other Funds or accounts may have a detrimental effect on that Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

       The Funds will not execute portfolio transactions through any affiliate, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. In the event any transactions are executed on an agency basis, Advantus Capital will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Advantus Capital with respect to the Funds as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

       In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Funds that such commissions will, in the judgment of Advantus Capital, subject to review by the Fund's Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

       Information regarding the acquisition by the Funds during the fiscal year ended September 30, 1997, of securities of the Funds' regular brokers or dealers, or the parents of those broker or dealers that derive more than 15 percent of their gross revenue from securities-related activities, is presented below:

                                                                 Approximate
                                                            Value of Securities
                                                               Owned at End of
Fund                               Name of Issuer               Fiscal Period
----                               --------------           -------------------

Horizon Fund                       Norwest Corporation          $  682,937
Spectrum Fund                      Norwest Corporation           1,261,440
                                   Lehman Brothers               1,029,326
                                   Ford Motor Credit               501,460
                                   Morgan Stanley                1,006,938
                                   Bear Stearns                    498,250
Mortgage Securities Fund           Lehman Brothers               1,026,715
                                   Bear Stearns                    747,374
                                   Morgan Stanley                  487,145
Money Market Fund                  GE Capital                    1,867,195
                                   Ford Motor Credit             2,365,900
                                   Norwest Financial             2,643,328
Bond Fund                          Lehman Brothers               1,029,326
                                   Norwest Corporation             304,367
                                   Ford Motor Credit               485,979
                                   GE Capital                      758,231
                                   Morgan Stanley                  906,279
International Balanced Fund        Deutsche Bank                 1,260,220

                         CALCULATION OF PERFORMANCE DATA

MONEY MARKET FUND

        Money Market Fund may issue "current yield" and "effective yield" quotations. "Current yields" are computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a recent seven calendar day period, and multiplying that change by 365/7. "Effective yields" are computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a recent seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power, and subtracting one from the result. For purposes of the foregoing calculations, the value of the hypothetical account includes accrued interest income plus or minus amortized purchase discount or premium less accrued expenses, but does not include realized gains and losses or unrealized appreciation and depreciation. The Fund will also quote the average dollar-weighted portfolio maturity for the corresponding seven-day period.

       Although there can be no assurance that the net asset value of Money Market Fund's shares will always be $1.00, Advantus Capital does not expect that the net asset value of its shares will fluctuate since the Fund uses the amortized cost method of valuation to maintain a stable $1.00 net asset value. See "Money Market Fund Amortized Cost Method of Portfolio Valuation." Principal is not, however, insured. Yield is a function of portfolio quality and composition, maturity, and operating expenses. Yield information is useful in reviewing the Fund's performance, but it may not provide a basis for comparison with bank deposits or other investments, which pay a fixed yield for a stated period of time, or other investment instruments, which may use a different method of calculating yield.

       For the seven calendar days ended September 30, 1997, Money Market Fund's annualized current yield was 4.70% and its annualized effective yield was 4.81%. The Fund's investment adviser was voluntarily absorbing certain expenses of the Fund during that period. If the Fund had been charged these expenses its current yield and effective yield for the same period would have been 4.04% and 4.12%, respectively.

ADVANTUS MULTIPLE CLASS FUNDS

       Advertisements and other sales literature for the Advantus Multiple Class Funds may refer to "yield," "average annual total return" and "cumulative total return." Performance quotations are computed separately for each class of shares of the Advantus Multiple Class Funds.

       YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                                        a-b     6
                           YIELD = 2[( ----- +1) -1]
                                        cd

                      Where:  a = dividends and interest earned during
                                  the period;

                              b = expenses accrued for the period (net
                                  of reimbursements);

                              c = the average daily number of shares
                                  outstanding during the period that were
                                  entitled to receive dividends; and

                              d = the maximum offering price per share on the
                                  last day of the period.

       The yield on investments in each of these Funds for the 30 day period ended September 30, 1997 was as set forth in the table below. The Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during that period. If such Funds had been charged for these expenses the yield on investments for the same period would have been lower, as also shown in the table below in parentheses.


                                                      Yield
                                                      ------

          Fund                        Class A         Class B         Class C
          ----                        -------         -------         -------

Horizon Fund                       -.32   (-.32)  -1.07  (-1.07)  -1.07  (-1.07)
Spectrum Fund                      2.92   (2.92)   2.42   (2.42)   2.42   (2.42)
Mortgage Securities Fund           7.41   (7.02)   7.07   (6.67)   7.05   (6.65)
Bond Fund                          6.90   (6.46)   6.36   (5.90)   6.37   (5.91)
Cornerstone Fund                    .71    (.71)   -.13   (-.13)   -.13   (-.13)
Enterprise Fund                    -.50   (-.50)  -1.39  (-1.39)  -1.39  (-1.39)
International Fund                 1.76   (1.76)   1.02   (1.02)   1.04   (1.04)

       AVERAGE ANNUAL TOTAL RETURN. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       n
                                 P(1+T)  = ERV

                      Where:  P = a hypothetical initial payment of $1,000;

                              T = average annual total return;

                              n = number of years; and

                            ERV = ending redeemable value at the end of the
                                  period of a hypothetical $1,000 payment made at the beginning of such period.


       The average annual total return on investments in each of the Advantus Multiple Class Funds for the periods indicated ending September 30, 1997, were as set forth in the table below. The Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the average annual total returns for the same periods would have been lower, as also shown in the table below in parentheses.

                                                              1 Year
                                                              ------

           Fund                       Class A        Class B          Class C
           ----                       -------        -------          -------

Horizon Fund(1)                   18.7%  (18.7%)  19.3%  (19.3%)  24.0%  (24.0%)
Spectrum Fund(2)                  10.8%  (10.8%)  11.0%  (11.0%)  15.9%  (15.9%)
Mortgage Securities Fund(1)        4.9%   (4.4%)   4.7%   (4.3%)   9.7%   (9.3%)
Bond Fund(3)                       5.0%   (4.4%)   4.7%   (4.3%)   9.6%   (9.1%)
Cornerstone Fund(4)               31.4%  (31.1%)  32.7%  (32.7%)  37.1%  (37.1%)
Enterprise Fund(4)                 7.2%   (7.0%)   6.9%   (6.9%)  11.9%  (11.9%)
International Balanced Fund(5)    16.9%  (16.6%)   n/a     n/a    22.0%  (22.0%)

                                                       5 Year
                                                       ------

         Fund                        Class A            Class B         Class C
         ----                        -------            -------         -------
Horizon Fund(1)                   14.0%  (14.0%)          n/a             n/a
Spectrum Fund(2)                   9.8%   (9.8%)          n/a             n/a
Mortgage Securities Fund(1)        5.5%   (5.3%)          n/a             n/a
Bond Fund(3)                       5.7%   (4.9%)          n/a             n/a
Cornerstone Fund(4)                n/a     n/a            n/a             n/a
Enterprise Fund(4)                 n/a     n/a            n/a             n/a
International Balanced Fund(5)     n/a     n/a            n/a             n/a

                                                       10 Year
                                                       -------

         Fund                        Class A            Class B         Class C
         ----                        -------            -------         -------

Horizon Fund(1)                   11.3%  (11.2%)          n/a             n/a
Spectrum Fund(2)                   n/a     n/a            n/a             n/a
Mortgage Securities Fund(1)        8.7%   (8.6%)          n/a             n/a
Bond Fund(1)                       7.7%   (6.7%)          n/a             n/a
Cornerstone Fund(4)                n/a     n/a            n/a             n/a
Enterprise Fund(4)                 n/a     n/a            n/a             n/a
International Balanced Fund(5)     n/a     n/a            n/a             n/a

                                                  Since Inception
                                                  ---------------

         Fund                        Class A         Class B         Class C
         ----                        -------         -------         -------

Horizon Fund(1)                   12.2%  (12.2%)  20.4%  (20.4%)  23.0%  (23.0%)
Spectrum Fund(2)                  11.2%  (10.6%)  14.3%  (14.3%)  16.2%  (16.2%)
Mortgage Securities Fund(1)        8.6%   (8.3%)   7.5%   (7.3%)   8.4%   (8.2%)
Bond Fund(3)                       7.7%   (6.7%)   7.4%   (6.8%)   8.5%   (8.0%)
Cornerstone Fund(4)               25.8%  (25.4%)  26.4%  (26.4%)  31.6%  (31.6%)
Enterprise Fund(4)                16.4%  (16.3%)  16.7%  (16.7%)  18.7%  (18.7%)
International Balanced Fund(5)    10.8%  (10.5%)   7.3%   (7.3%)  16.3%  (16.3%)

---------------

(1)Class A Inception May 3, 1985.
   Class B Inception August 19, 1994.
   Class C Inception March 1, 1995.
(2)Class A Inception November 16, 1987.
   Class B Inception August 19, 1994.
   Class C Inception March 1, 1995
(3)Class A Inception August 14, 1987.
   Class B Inception August 19, 1994.
   Class C Inception March 1, 1995.
(4)Class A and Class B Inception September 16, 1994.
   Class C Inception March 1, 1995.
(5)Class A Inception September 16, 1994.
   Class B Inception January 31, 1997.
   Class C Inception March 1, 1995.

       CUMULATIVE TOTAL RETURN. Cumulative total return figures are computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               ERV-P
                      CTR = ( ------- )100
                                P

        Where:   CTR = Cumulative total return

                 ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and

                   P = initial payment of $1,000.

       The cumulative total return on investments in each of the Advantus Multiple Class Funds for the period indicated ended September 30, 1997, was a set forth in the table below. The Funds' investment adviser was voluntarily absorbing certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the cumulative total return for the same periods would have been lower, as also shown in the table below in parentheses.

Cumulative Total Return
-----------------------

         Fund                        Class A         Class B         Class C
         ----                        -------         -------         -------

Horizon Fund(1)                  318.8% (317.8%)  78.6%  (78.6%)  71.0%  (70.9%)
Spectrum Fund(2)                 186.3% (170.6%)  51.9%  (51.9%)  47.4%  (34.1%)
Mortgage Securities Fund(1)      177.7% (169.9%)  25.2%  (24.6%)  23.2%  (22.6%)
Bond Fund(3)                     112.4%  (93.0%)  24.8%  (22.8%)  23.5%  (22.0%)
Cornerstone Fund(4)              101.1%  (99.2%) 104.1% (104.0%) 103.7% (103.6%)
Enterprise Fund(4)                58.7%  (58.3%)  60.1%  (60.0%)  55.8%  (55.8%)
International Fund(5)             36.5%  (35.5%)   4.7%   (4.7%)  47.9%  (47.8%)

(1) Class A Inception May 3, 1985.
    Class B Inception August 19, 1994.
    Class C Inception March 1, 1995.
(2) Class A Inception November 16, 1987.
    Class B Inception August 19, 1994.
    Class C Inception March 1, 1995.
(3) Class A Inception August 14, 1987.
    Class B Inception August 19, 1994.
    Class C Inception March 1, 1995.
(4) Class A and Class B Inception September 16, 1994.
    Class C Inception March 1, 1995.
(5) Class A Inception September 16, 1994.
    Class B Inception January 31, 1997.
    Class C Inception March 1, 1995.

       The calculations for both average annual total return and cumulative total return deduct the maximum sales charge from the initial hypothetical $1,000 investment, assume all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and include all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

       Such average annual total return and cumulative total return figures may also be accompanied by average annual total return and cumulative total return figures, for the same or other periods, which do not reflect the deduction of any sales charges.

                    CAPITAL STOCK AND OWNERSHIP OF SHARES

       Each Fund's shares of common stock, and each class thereof, have a par value $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

       Each of the Funds has 10 billion authorized shares of common stock. Each of the Advantus Multiple Class Funds has designated 2 billion authorized shares as Class A shares, 2 billion authorized shares as Class B shares and 2 billion authorized shares as Class C shares. The Funds have the following numbers of shares outstanding:


                               Shares Outstanding at September 30, 1997
                               ----------------------------------------

         Fund                 Class A           Class B         Class C
         ----                 -------           -------         -------

Horizon Fund                  1,742,946         521,312          78,348
Spectrum Fund                 3,836,755         768,581         118,388
Mortgage Securities Fund      2,664,489         575,760         207,379
Money Market Fund            54,490,917             n/a             n/a
Bond Fund                     1,642,025         600,784          86,285
Cornerstone Fund              5,746,329       1,155,909         183,953
Enterprise Fund               2,773,953         498,168          73,500
International Fund            4,070,942         172,870         303,938

     As of September 30, 1997, no person held of record, to the knowledge of the respective Funds, or owned more than 5% of the outstanding shares of any of the Funds, except as set forth in the following table:

                                                                     Number of
Name and Address of Shareholder                Shares               Percentage
-------------------------------                ------               ----------

HORIZON FUND
   Minnesota Mutual and affiliates*              37,643                 1.6%

SPECTRUM FUND
   Minnesota Mutual and affiliates*              40,332                  .9%

MORTGAGE SECURITIES FUND
   Minnesota Mutual and affiliates*             622,693                18.1%

MONEY MARKET FUND
   Minnesota Mutual and affiliates*          19,181,553                35.2%

BOND FUND
   Minnesota Mutual and affiliates*             382,036                16.4%

CORNERSTONE FUND
   Minnesota Mutual and affiliates*           2,186,521                30.9%

ENTERPRISE FUND
   Minnesota Mutual and affiliates*           2,226,155                66.5%

INTERNATIONAL FUND
   Minnesota Mutual and affiliates*           2,549,662                56.1%

  * 400 Robert Street North, St. Paul, Minnesota 55101.


                             HOW TO BUY SHARES

       The procedures for purchasing shares of the Funds are summarized in the Prospectus following the caption "Purchase of Fund Shares."

       In addition to purchases of shares through insurance agents and employees of Minnesota Mutual who are registered representatives of Ascend Financial and who are licensed under applicable state and federal laws, shares may also be purchased in writing as described in the Prospectus through firms which are members of the National Association of Securities Dealers, Inc. and which have selling agreements with Ascend Financial.

                  NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the public offering price and net asset value per share is summarized in the Prospectus in the text following the headings "Purchase of Fund Shares" and "Sales Charges."

       Shares of Money Market Fund may be purchased at a price equal to their net asset value, which will normally be constant at $1.00 per share. See "Money Market Fund Amortized Cost Method of Valuation." There is no assurance that Money Market Fund can maintain the $1.00 per share value. The portfolio securities in which the Advantus Multiple Class Funds invest fluctuate in value, and hence the net asset value per share of each Fund also fluctuates.

       On September 30, 1997, the net asset value and public offering price per share for Class A, Class B and Class C shares of each of the Funds (except Money Market Fund) were calculated as follows:

                                  HORIZON FUND

CLASS A SHARES

    Net Assets ($40,191,660)   = Net Asset Value Per Share ($23.06)
------------------------------
Shares outstanding (1,742,946)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

          $23.06 = Public Offering Price Per Share ($24.27)
          ------
           .95

CLASS B SHARES

    Net Assets ($11,683,601)   = Net Asset Value AND Public
------------------------------
Shares outstanding (521,312)     Offering Price Per Share ($22.41)

CLASS C SHARES


    Net Assets ($1,753,590)    = Net Asset Value AND Public
------------------------------
Shares outstanding (78,348)      Offering Price Per Share ($22.38)


                                  SPECTRUM FUND

CLASS A SHARES

    Net Assets ($62,914,120)   = Net Asset Value Per Share ($16.40)
------------------------------
Shares outstanding (3,836,755)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

          $16.40 = Public Offering Price Per Share ($17.26)
          ------
           .95

CLASS B SHARES

    Net Assets ($12,555,823)   = Net Asset Value AND Public
------------------------------
Shares outstanding (768,581)     Offering Price Per Share ($16.34)

CLASS C SHARES

   Net Assets ($1,926,344)     = Net Asset Value AND Public
------------------------------
Shares Outstanding (118,388)      Offering Price Per Share ($16.27)

                            MORTGAGE SECURITIES FUND

CLASS A SHARES

    Net Assets ($28,089,174)   = Net Asset Value Per Share ($10.54)
------------------------------
Shares outstanding (2,664,489)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

          $10.54  = Public Offering Price Per Share ($11.09)
          ------
           .95

CLASS B SHARES

    Net Assets ($6,079,359)    = Net Asset Value and Public
------------------------------
Shares outstanding (575,760)     Offering Price Per Share ($10.56)


CLASS C SHARES

    Net Assets ($2,187,475)    = Net Asset Value and Public
------------------------------
Shares outstanding (207,379)     Offering Price Per Share ($10.55)

                                    BOND FUND

CLASS A SHARES

    NET ASSETS ($17,121,871)   = Net Asset Value Per Share ($10.43)
------------------------------
Shares outstanding (1,642,025)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

           $10.43 = Public Offering Price Per Share ($10.98)
           ------
            .95

CLASS B SHARES

    Net Assets ($6,263,466)    = Net Asset Value and Public
------------------------------
Shares outstanding (600,784)     Offering Price Per Share ($10.43)

CLASS C SHARES


    Net Assets ($898,922)      = Net Asset Value AND Public
------------------------------
Shares outstanding (86,285)       Offering Price Per Share ($10.42)

                                CORNERSTONE FUND

CLASS A SHARES

   Net Assets ($107,322,043)    = Net Asset Value Per Share ($18.68)
------------------------------
Shares outstanding (5,746,329)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

           $18.68 = Public Offering Price Per Share ($19.66)
           ------
           .95

CLASS B SHARES

    Net Assets ($21,405,401)   = Net Asset Value AND Public
------------------------------
Shares outstanding (1,155,909)   Offering Price Per Share ($18.52)

Class C Shares

    Net Assets ($3,398,747)    = Net Asset Value AND Public
------------------------------
Shares outstanding (183,953)     Offering Price Per Share ($18.48)

                                 ENTERPRISE FUND

CLASS A SHARES

    Net Assets ($44,102,229)   = Net Asset Value Per Share ($15.90)
------------------------------
Shares outstanding (2,773,953)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

           $15.90 = Public Offering Price Per Share ($16.74)
           ------
            .95

CLASS B SHARES

    Net Assets ($7,682,813)    = Net Asset Value AND Public
------------------------------
Shares outstanding (498,168)     Offering Price Per Share ($15.42)

CLASS C SHARES

    Net Assets ($1,132,790)    = Net Asset Value AND Public
------------------------------
Shares outstanding (73,500)      Offering Price Per Share ($15.41)

                               INTERNATIONAL FUND

CLASS A SHARES

    Net Assets ($54,090,306)   = Net Asset Value Per Share ($13.29)
------------------------------
Shares outstanding (4,070,942)

To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

           $13.29 = Public Offering Price Per Share ($13.99)
           ------
            .95

CLASS B SHARES

    Net Assets ($2,286,525)    = Net Asset Value AND Public
------------------------------
Shares outstanding (172,870)     Offering Price ($13.23)

CLASS C SHARES

    Net Assets ($4,025,318)    = Net Asset Value AND Public
------------------------------
Shares outstanding (303,938)     Offering Price Per Share ($13.24)

                              REDUCED SALES CHARGES

Special purchase plans are enumerated in the text of each Fund's Prospectus immediately following the caption "Special Purchase Plans" and are fully described below.

RIGHT OF ACCUMULATION-CUMULATIVE PURCHASE DISCOUNT

       The front end sales charge and contingent deferred sales charge applicable to each purchase of Class A shares and Class B shares, respectively, of the Advantus Multiple Class Funds is based on the next computed net asset value of all Class A, Class B and Class C shares of such Funds held by the shareholder (including dividends reinvested and capital gains distributions accepted in shares), plus the cost of all Class A, Class B and Class C shares of such Funds currently being purchased. It is the obligation of each shareholder desiring this discount in sales charge to notify Ascend Financial, through his or her dealer or otherwise, that he or she is entitled to the discount.

LETTER OF INTENT

       The applicable sales charge is based on total purchases over a 13-month period where there is an initial purchase equal to or exceeding $250, accompanied by filing with Ascend Financial a signed "Letter of Intent" form to purchase, and by in fact purchasing not less than $50,000 of shares in one of the Funds (except Money Market Fund) within that time. The 13-month period is measured from the date the Letter of Intent is approved by Ascend Financial, or at the purchaser's option, it may be made retroactive 90 days, in which case Ascend Financial will make appropriate adjustments on purchases during the 90-day period.

       In computing the total amount purchased for purposes of determining the applicable sales charge, the net asset value of Class A, Class B and Class C shares currently held in all Advantus Multiple Class Funds, on the date of the first purchase under the Letter of Intent, may be used as a credit toward Fund shares to be purchased under the Letter of Intent. Class A, Class B and Class C shares of all the Advantus Multiple Class Funds may also be included in the purchases during the 13-month period.

       The Letter of Intent includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. In the case of Class A shares, this is accomplished by holding 5% of the investor's initial purchase in escrow. If the investor's purchases equal those specified in the Letter of Intent, the escrow is released. If the purchases do not equal those specified in the Letter of Intent, he or she may remit to Ascend Financial an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Ascend Financial on a timely basis, Ascend Financial will redeem the appropriate number of shares, and then release or deliver any remaining shares in the escrow account. In the case of Class B shares, if the investor fails to purchase shares in the amount indicated, the contingent deferred sales charge applicable to purchased Class B shares will be calculated without regard to the Letter of Intent. The Letter of Intent is not a binding obligation on the part of the investor to purchase, or the respective Fund to sell, the full amount indicated. Nevertheless, the Letter of Intent should be read carefully before it is signed.

COMBINING PURCHASES

       With respect to each of the Advantus Multiple Class Funds, purchases of Class A, Class B and Class C shares for any other account of the investor, or such person's spouse or minor children, or purchases on behalf of participants in a tax-qualified retirement plan may be treated as purchases by a single investor for purposes of determining the availability of a reduced sales charge.

GROUP PURCHASES

     An individual who is a member of a qualified group may also purchase shares of the Advantus Multiple Class Funds at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the Class A, Class B and Class C shares of the Funds being purchased by the individual member, but also the aggregate dollar value of such Class A, Class B and Class C shares previously purchased and currently held by other members of the group. Members of a qualified group may not be eligible for a Letter of Intent.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and (iii) satisfies uniform criteria which enable Ascend Financial to realize economies of scale in distributing such shares. A qualified group must have more than ten members, must be available to arrange for group meetings between representatives of Ascend Financial, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to Ascend Financial, and must seek, upon request, to arrange for payroll deduction or other bulk transmission of investments to the Funds.

WAIVER OF SALES CHARGES FOR CERTAIN SALES OF CLASS A SHARES

       Directors and officers of Advantus Capital, MIMLIC Management, Templeton Counsel (with respect to International Fund only), Ascend Financial, the Funds, Minnesota Mutual, or any of Minnesota Mutual's other affiliated companies, and their full-time and part-time employees, sales representatives and retirees, any trust, pension, profit-sharing, or other benefit plan for such persons, the spouses, siblings, direct ancestors or direct descendents of such persons, Minnesota Mutual and its affiliates themselves, advisory clients of Advantus Capital or MIMLIC Management, employees of sales representatives employed in offices maintained by such sales representatives, certain accounts as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with Ascend Financial, and certain accounts sold by registered investment advisers who charge clients a fee for their services may purchase Class A shares of the Advantus Multiple Class Funds at net asset value. These persons must give written assurance that they have bought for investment purposes, and that the securities will not be resold except through redemption or repurchase by, or on behalf of, the respective Fund. These persons are not required to pay a sales charge because of the reduced sales effort involved in their purchases.

                             SHAREHOLDER SERVICES

OPEN ACCOUNTS

       A shareholder's investment is automatically credited to an open account maintained for the shareholder by Minnesota Mutual. Stock certificates are not currently issued. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each year Minnesota Mutual sends to each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. A fee may be charged for providing duplicate information.

       The open account system provides for full and fractional shares expressed to four decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

       The costs of maintaining the open account system are paid by Advantus Capital in the case of the Funds other than Money Market Fund. The costs of maintaining the open account system for Money Market Fund are paid by the Fund. No direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

AUTOMATIC INVESTMENT PLAN

       Each Fund provides a convenient, voluntary method of purchasing shares in the Fund through its "Automatic Investment Plan".

       The principal purposes of the Plan are to encourage thrift by enabling you to make regular purchases in amounts less than normally required, and, in the case of the Advantus Multiple Class Funds, to employ the principle of dollar cost averaging, described below.

       By acquiring Fund shares on a regular basis pursuant to an Automatic Investment Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of Dollar Cost Averaging. Under Dollar Cost Averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of Dollar Cost Averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

       A Plan may be opened by indicating an intention to invest $25 or more monthly for at least one year. Investors will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

       An investor has no obligation to invest regularly or to continue the Plan, which may be terminated by the investor at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs the Fund in writing to pay them in cash. The Fund reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than $250.

GROUP SYSTEMATIC INVESTMENT PLAN

       This Plan provides employers and employees with a convenient means for purchasing shares of each Fund under various types of employee benefit and thrift plans, including payroll withholding and bonus incentive plans. The Plan may be started with an initial cash investment of $50 per participant for a group consisting of five or more participants. The shares purchased by each participant under the Plan will be held in a separate account in which all dividends and capital gains will be reinvested in additional shares of the Fund at net asset value. To keep his or her account open, subsequent payments totaling $25 per month must be made into each participant's account. If the group is reduced to less than five participants, the minimums set forth under "Automatic Investment Plan" shall apply. The Plan may be terminated by the Fund or the shareholder at any time upon reasonable notice.

RETIREMENT PLANS OFFERING TAX BENEFITS

       The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of any of the Funds. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRA's), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, e.g. 403(b) plans.

       The initial investment in each Fund by such a plan must be at least $250 for each participant in a plan, and subsequent investments must be at least $25 per month for each participant. Income dividends and capital gain distributions must be reinvested. Plan documents and further information can be obtained from Ascend Financial.

       An investor should consult a competent tax or other adviser as to the suitability of Fund shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974 and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

SYSTEMATIC WITHDRAWAL PLANS

       An investor owning shares in any one of the Funds having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. The Plan is particularly convenient and useful for trustees in making periodic distributions to retired employees. Through this Plan a trustee can arrange for the retirement benefit to be paid directly to the employee by the respective Fund and to continue the tax-free accumulation of income and capital gains prior to their distribution to the employee. An investor may terminate the Plan at any time. A form for use in establishing such a plan is available from Ascend Financial.

       A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually, or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

       All shares under the Plan must be left on deposit. Income dividends and capital gain distributions will be reinvested without a sales charge at net asset value determined on the record date.

       Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the initial investment, particularly in the event of a decline in net asset value. In addition, withdrawal payments attributable to the redemption of Class B shares may be subject to a contingent deferred sales charge. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and Ascend Financial make no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan.

       Under this Plan, any distributions of income and realized capital gains must be reinvested in additional shares, and are reinvested at net asset value. If a shareholder wishes to purchase additional shares of the respective Fund under this Plan, except in the case of Money Market Fund, other than by reinvestment of distributions, it should be understood that, in the case of

Class A shares, he or she would be paying a sales commission on such purchases, while liquidations effected under the Plan would be at net asset value, and, in the case of Class B shares, he or she would be purchasing such shares at net asset value while liquidations effected under the Plan would involve the payment of a contingent deferred sales charge. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. Additions to a shareholder account in which an election has been made to receive systematic withdrawals will be accepted only if each such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. A shareholder may not have an "Automatic Withdrawal Plan" and a "Systematic Investment Plan" in effect simultaneously as it is not, as explained above, advantageous to do so.

EXCHANGE AND TELEPHONE TRANSFER PRIVILEGE

       The exchange and telephone transfer privileges available in connection with the Funds, the procedures for effecting such transactions and a description of the applicable charges, are described in each Fund's Prospectus in the text following the caption "Exchange and Telephone Transfer of Fund Shares."

       Telephone transfers and other exchanges may be made only between already open Fund accounts having identical registrations.

                                  REDEMPTIONS

       The procedures for redemption of Fund shares, and the charges applicable to redemptions of Class B shares, are summarized in the Prospectus in the text following the caption "Redemption of Fund Shares."


       Class B shares are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. See "Sales Charges-Class B Shares" and "Redemption of Fund Shares" in the Prospectus.


       The obligation of each of the Funds to redeem its shares when called upon to do so by the shareholder is mandatory with the following exceptions.

       Each Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. The Fund has filed with the Securities and Exchange Commission a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

       Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

REINSTATEMENT PRIVILEGE

       The Prospectus for each of the Advantus Multiple Class Funds describes redeeming shareholders' reinstatement privileges in the text following the caption "Reinstatement Privilege." Written notice from persons wishing to exercise this reinstatement privilege must be received by Ascend Financial within 90 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased. All shares issued as a result of the reinstatement privilege applicable to redemptions of Class A and Class B shares will be issued only as Class A shares. Any CDSC incurred in connection with the prior redemption (within 90 days) of Class B shares will not be refunded or re-credited to the shareholder's account. Shareholders who redeem Class C shares and exercise their reinstatement privilege will be issued only Class C shares, which shares will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at redemption.

       See "Taxes" in the Prospectus for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge. Should an investor utilize the reinstatement privilege following a redemption which resulted in a loss, all or a portion of that loss might not be currently deductible for Federal income tax purposes, for an investor which is not tax-exempt. Exercising the reinstatement privilege would not alter any capital gains taxes payable on a realized gain, for an investor which is not tax-exempt. See discussion under "Taxes" in the Prospectus regarding the taxation of capital gains.

                       DISTRIBUTIONS AND TAX STATUS

GENERALLY

       The tax status of the Funds and the distributions which they may make are summarized in the text of the Prospectus following the caption "Taxes." During the fiscal year ended September 30, 1997, each Fund fulfilled, and each Fund intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, the Funds will not be liable for federal income taxes to the extent they distribute their taxable income to their shareholders.

     Except for the transactions identified as hedging transactions, each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on Futures contracts, options and forward currency contracts as of the end of the year as well as those actually realized during the year. Except for transactions in futures contracts, options, or forward currency contracts that are classified as part of a "mixed straddle," gain or loss recognized with respect to such contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contracts. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

     Sales of futures contracts, options, or forward currency contracts that are intended to hedge against a change in the value of securities or currencies held by a Fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

     It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the requirement under the Code that a regulated investment company derive at least 90% of its gross income from dividends interest, gains from the sale or disposition of securities, or otherwise from the business of investing in securities.

     Any realized gain or loss on closing out a futures contract, option, or forward currency contract such as a forward commitment for the purchase or sale of foreign currency, will generally result in a recognized capital gain or loss for tax purposes.

     Code Section 988 may also apply to forward currency contracts.  Under
Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Section 1256 and 988, special provisions determine the character and timing of any income gain or loss. International Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

       Under the Code, International Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year.

       Each Fund is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

     Each Fund may in the future sell securities "short against the box." Under provisions of the Taxpayer Relief Act of 1997, if a Fund sells short against the box a security in which it has an appreciated position, it will be treated as if it had sold the security for its fair market value on the date of the short sale, and will be required to recognize gain as of that date. On a subsequent sale of the security that has been sold short against the box, the Fund's basis in the security will be adjusted to take into account the amount of gain previously recognized.

       The foregoing relates only to federal taxation. Prospective shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Fund distributions.

                              FINANCIAL STATEMENTS


The Funds' financial statements for the year ended September 30, 1997, including the financial highlights for each of the respective periods presented, appearing in each Fund's Annual Report to shareholders, and the report thereon of the Funds' independent auditors, KPMG Peat Marwick LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information. The respective Fund's 1997 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                                     APPENDIX A

                           MORTGAGE-RELATED SECURITIES

       Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to investors such as the Fund. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.

UNDERLYING MORTGAGES

       Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool buy may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

       All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY

       Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placements, in which case only a limited secondary market exists, and the security is considered illiquid.

AVERAGE LIFE

       The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

       As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

YIELD CALCULATIONS

       Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates and the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

       Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

                                APPENDIX B

                   BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

    Moody's Investors Service, Inc. describes its five highest ratings for corporate bonds and mortgage-related securities as follows:

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

          Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard & Poor's Corporation describes its five highest ratings for corporate bonds and mortgage-related securities as follows:

              AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

              AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

              A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

              BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

              BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

       Standard & Poor's Corporation applies indicators "+", no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

       The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

       The rating A-1 is the highest rating assigned by Standard & Poor's Corporation to commercial paper which is considered by Standard & Poor's Corporation to have the following characteristics:

              Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

                                  APPENDIX C

                              FUTURES CONTRACTS


USE OF FUTURES CONTRACTS

       Prices of debt securities may be established in both the cash market and the futures market. In the cash market, debt securities are purchased and sold with payment for the full purchase price being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a debt security in the future for a set price on a certain date. Historically, prices established in the futures markets have tended to move generally and in the aggregate in concert with cash market prices and have maintained fairly predictable relationships. The Fund may use interest rate futures solely as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

       The Fund currently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

DESCRIPTION OF FUTURES CONTRACTS

       A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

       Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. See

"Risks of Futures Contracts", below, for a disclosure of the risks of being unable to close out a position before the settlement date.

       A public market now exists in futures contracts covering primarily the following financial instruments: long-term United States Treasury Bonds; Government National Mortgage Association modified pass-through mortgage-backed securities (GNMA); three month United States Treasury Bills; United States Treasury Notes; and bank certificates of deposit. It is expected that other financial instruments will be subject to futures contacts. There is a $100,000 minimum for futures contracts in United States Treasury Bonds, GNMA pass-through securities, and United States Treasury Notes, and a $1,000,000 minimum for contracts in United States Treasury Bills and bank certificates of deposit. The Fund may invest in interest rate futures contracts covering the financial instruments referred to above as well as in new types of such contracts that become available in the future. See "Example of Futures Contract Sale" and "Example of Futures Contract Purchase" below.

       Financial futures contracts are traded in an auction environment on the floors of several exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.
The Fund will pay a commission on each contract, including offsetting transactions. In addition, the Fund is required to maintain margin deposits with brokerage firms through which it enters into futures contracts. Currently, the initial margin deposit per contract is $1,500 for Treasury Bills and commercial paper and $2,000 for Treasury Bonds and GNMAs. The Fund will establish a custodial account with its bank custodian to hold initial margin deposits. The account will be in the name of the futures commission merchant through which the Fund entered into the futures contract. The futures commission merchant will be able to gain access to the assets held in this account only if he states that all conditions precedent to his right to direct disposition have been satisfied. Margin balances will be adjusted daily to reflect unrealized gains and losses on open contracts. The payments to or withdrawals from this account are known as variation margin payments. The Fund can withdraw amounts from this account in excess of the initial margin payments, and it is the Fund's intention to promptly make withdrawals of any such excess. If the margin account is depleted below the maintenance level (a fixed percentage of the initial margin), the Fund will be required to deposit an amount that will bring the margin account back up to its initial margin level. If the Fund has an unrealized gain above the amount of any net variation margin it has already received, the futures commission merchant, as of the close of that trading day, may receive, on behalf of the Fund, a variation margin payment from the clearing corporation in the amount of the gain. By 10:30 A.M. the next day, the futures commission merchant must notify the Fund of its entitlement to receive a variation margin payment from the margin account, and the Fund will promptly demand payment of such amount.

       When purchasing interest rate futures contracts, the Fund will deposit and maintain in a separate account with its custodian cash or cash equivalents in an amount equal to the market value of such futures contracts, less any margin deposited on the Fund's long position. These earmarked assets will be used to cover the Fund's obligation and will not be used to support any other transaction into which the Fund may enter.

RISKS IN FUTURES CONTRACTS

       One risk in employing futures contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and future markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by MIMLIC Management may still not result in a successful transaction.


       Another risk is that the Fund's investment adviser would be incorrect in its expectation as to the extent of various interest rate movements or the time span within which the movements take place. Closing out a futures contract purchase at a loss because of higher interest rates will generally have one of two consequences depending on whether, at the time of closing out, the "yield curve" is normal (long-term rates exceeding short-term). If the yield curve is normal, it is possible that the Fund will still be engaged in a program of buying long-term securities, because the price of long-term securities will likely have decreased. The closing out of the futures contract purchase at a loss will reduce the benefit of the reduced price of the securities purchased. If the yield curve is inverted, it is possible that the Fund will retain its investments in short-term securities earmarked for purchase of longer term securities. Thus, closing out of a loss will reduce the benefit of the incremental income that the Fund will experience by virtue of the high short-term rates.

       A third risk in using interest rates futures contracts is the possibility that the value of such futures contracts will not vary in direct proportion to the value of the Fund's portfolio securities. Such deviations may result in the failure of the closing of futures transactions to completely offset decreases in the prices of debt securities in the Fund's portfolio or increases in the prices of debt securities which the Fund may wish to purchase.

       In addition, although the Fund will only purchase and sell futures contracts for which there is a public market, there can be no assurance that the Fund will be able to close out its position by entering into an offsetting transaction before the settlement date. In that event, the Fund will be required to deliver or accept the underlying securities in accordance with the terms of its commitment.

EXAMPLE OF FUTURES CONTRACT SALE

       The Fund would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund's portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.

       In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.

       The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

       If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

EXAMPLE OF FUTURES CONTRACT PURCHASE

       The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

       For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.

       Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

       The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

       If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

       In each transaction, nominal transaction expenses would also be incurred.

TAX TREATMENT

       The amount of any gain or loss realized by the Fund on closing out a futures contract may result in a capital gain or loss for federal income tax purposes. Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year. Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of these futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contract. Notwithstanding the rules described above, with respect to futures contracts which are part of futures contract sales, and in certain other situations, the Fund may make an election which may have the effect of exempting all or a part of those identified future contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year; all or part of any gain or loss otherwise realized by the Fund on any closing transaction may be deferred until all of the Fund's positions with respect to the futures contract sales are closed; and, all or part of any gain or loss may be treated as short-term capital gain or loss.

       Under the Federal income tax provisions applicable to regulated investment companies, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of securities

("qualifying income"). Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may include gains from forward contracts in determining qualifying income. In addition, in order that the Fund continue to qualify as a regulated investment company for Federal income tax purposes, less than 30% of its gross income for any year must be derived from gains realized on the sale or other disposition of securities held by the Fund for less than three months. For this purpose, the Fund will treat gains realized on the closing out of futures contracts as gains derived from the sale of securities. This treatment could, under certain circumstances, require the Fund to defer the closing out of futures contracts until after three months from the date the fund acquired the contracts, even if it would be more advantageous to close out the contracts prior to that time. However, under the Code, a special rule is provided with respect to certain hedging transactions which has the effect of allowing the Fund to engage in such short-term transactions in limited circumstances. Any gains realized by the Fund as a result of the constructive sales of futures contacts held by the Fund at the end of its taxable year, as described in the preceding paragraph, will in all instances be treated as derived from the sale of securities held for three months or more, regardless of the actual period for which the Fund has held the futures contracts at the end of the year.